UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

INTELLIGROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	4)	Date Filed: April 30, 2007

May 3, 2007

INTELLIGROUP, INC.
499 Thornall Street
Edison, New Jersey 08837

To Our Shareholders:

     You are most cordially invited to attend the 2007 Annual Meeting of Shareholders of Intelligroup, Inc. at 10:00 A.M., local time, on June 8, 2007, at the Sheraton at Woodbridge Place, 515 Route One South, Iselin, New Jersey.

     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

     It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy card in the enclosed envelope, which requires no postage if mailed in the United States,  as soon as possible. Also, registered and most beneficial shareholders may vote by telephone or over the Internet. Instructions for using these convenient services are set forth on the enclosed proxy. I urge you to vote your proxy as soon as possible. In this way, you can be sure your shares will be voted at the meeting. Your shares will be voted in accordance with the instructions you have given in your proxy.

     Thank you for your continued support.

Sincerely,

VIKRAM GULATI
President and Chief Executive Officer

INTELLIGROUP, INC.
499 Thornall Street
Edison, New Jersey 08837

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held June 8, 2007

     The Annual Meeting of Shareholders (the “Meeting”) of INTELLIGROUP, INC., a New Jersey corporation (the “Company”), will be held at 10:00 A.M., local time, on June 8, 2007, at the Sheraton at Woodbridge Place, 515 Route One South, Iselin, New Jersey, for the following purposes:

(1)	To elect six directors to serve until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified;

(2)	To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2007;

(3)

To approve the amendment to our Restated Certificate of Incorporation, as amended, to increase the maximum number of authorized shares of the Company’s capital stock, from 50,000,000 authorized shares, to 65,000,000 authorized shares; and

(4)	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     Holders of Common Stock of record at the close of business on April 13, 2007 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such shareholders will be open to the examination by any shareholder for ten (10) days prior to the Meeting at the Company’s corporate headquarters at 499 Thornall Street, 11th Floor, Edison, NJ 08837 and at the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. ALSO, REGISTERED AND MOST BENEFICIAL SHAREHOLDERS MAY VOTE BY TELEPHONE OR OVER THE INTERNET. INSTRUCTIONS FOR USING THESE CONVENIENT SERVICES ARE SET FORTH ON THE ENCLOSED PROXY. I URGE YOU TO VOTE YOUR PROXY AS SOON AS POSSIBLE. IN THIS WAY, YOU CAN BE SURE YOUR SHARES WILL BE VOTED AT THE MEETING. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE SHAREHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD FROM THE COMPANY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors

VIKRAM GULATI
President and Chief Executive Officer

Edison, New Jersey
May 3, 2007

The Company’s 2006 Annual Report accompanies the Proxy Statement.

PROXY STATEMENT

INTELLIGROUP, INC.
499 Thornall Street
Edison, New Jersey 08837

PROXY STATEMENT

          This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Intelligroup, Inc. (the “Company”) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on June 8, 2007 (the “Meeting”) at 10:00 A.M., local time, at the Sheraton at Woodbridge Place, 515 Route One South, Iselin, New Jersey, and at any adjournment or adjournments thereof.  Holders of record of shares of Common Stock, $.01 par value (“Common Stock”), as of the close of business on April 13, 2007 will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof.  As of that date, there were 41,932,857 shares of Common Stock issued and outstanding and entitled to vote.  Each share of Common Stock is entitled to one vote on any matter presented at the Meeting.

          In this Proxy Statement, “Intelligroup”, “Company,” “we,” “us,” and “our” refer to Intelligroup, Inc.

PROPOSALS

          If proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted:

(1)	FOR the election of the six nominees named below as Directors;

(2)	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2007;

(3)

FOR the proposal to amend our Restated Certificate of Incorporation, as amended, to increase the maximum number of authorized shares of the Company’s capital stock, from 50,000,000 authorized shares, to 65,000,000 authorized shares; and

(4)	In the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof.

          Any stockholder who has submitted a proxy may revoke it at any time before it is voted at the Meeting, (i) by written notice addressed to and received by our Secretary, (ii) by submitting a duly executed proxy bearing a later date or (iii) by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

          This Proxy Statement, together with the related proxy card, is being mailed to the shareholders of the Company on or about May 3, 2007.  The Company’s Annual Report to shareholders of the Company for the year ended December 31, 2006, including financial statements (the “Annual Report”), is being mailed together with this Proxy Statement to all shareholders of record as of April 13, 2007.  In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company’s expense, with additional copies of the Annual Report so that such record holders may supply such materials to beneficial owners as of April 13, 2007.

REQUIRED VOTE

          The presence, in person or by proxy, of holders of the shares of Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum.  The affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Meeting is required for the election of Directors (Proposal 1), provided a quorum is present in person or by proxy.  All actions proposed herein other than the election of Directors (Proposals 2, 3 and 4) may be taken upon the affirmative vote of shareholders possessing a majority of the shares of Common Stock represented at the Meeting, provided a quorum is present in person or by proxy.

          Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present.  Abstentions with respect to the election of directors will not affect the outcome of voting on Proposal 1 because only affirmative votes count for purposes of determining a plurality.  Abestentions with respect to Proposals 2, 3, and 4 will be counted as a vote against a proposal for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

PROPOSAL 1: ELECTION OF DIRECTORS

          At the Meeting, six Directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Shareholders and until their successors shall have been elected and qualified.

          It is the intention of the persons named in the enclosed form of proxy to vote the shares of Common Stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below.  All of the persons whose names and biographies appear below are at present Directors of the Company.  In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors.  The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected.  Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

          The current members of the Board of Directors who are also nominees for election to the Board are:

Name	Age	Served as a Director Since	Positions with the Company

Vikram Gulati	41	2005	President, Chief Executive Officer and Director
Ravi Adusumalli	31	2004	Director
Ajit Isaac	39	2004	Director
Babar Khan	31	2006	Director
Srinivasa Raju	46	2004	Director
Sandeep Reddy	38	2004	Director

          The principal occupations and business experience, for at least the past five years, of each director is as follows:

          Vikram Gulati.  Vikram Gulati was appointed to the Board of Directors and to the positions of President and Chief Executive Officer effective April 4, 2005. Prior to joining the Company, Mr. Gulati held a number of positions in business development and business management with Wipro Limited (“Wipro”) from 1988 through 2005.  Mr. Gulati most recently served as the head of Wipro’s Global Enterprise Application Solutions Group.

          Ravi Adusumalli.   Ravi Adusumalli was initially appointed to the Board of Directors of the Company in September 2004 in accordance with the terms of the Common Stock Purchase Agreement dated September 29, 2004 by and between the Company, SB Asia Infrastructure Fund LP, and Venture Tech Assets Ltd., which allowed SB Asia Infrastructure Fund LP and Venture Tech Assets Ltd. to collectively designate five directors to the Company’s Board of Directors.  Mr. Adusumalli joined Softbank Asia Infrastructure Fund (SAIF) in early 2002 and is currently a General Partner and Head of SAIF’s India Operations. Prior to joining SAIF, Mr. Adusumalli was an Associate Partner with Mobius Venture Capital, a $1.25 billion early stage venture capital firm in Silicon Valley. He previously worked at Credit Suisse First Boston as an Associate and with Wasatch Funds, a mutual fund with over $9 billion in assets that specialized in small cap and micro cap companies listed on US and international exchanges. Mr. Adusumalli graduated from Cornell University with a Bachelors of Arts in Economics and Government. Mr. Adusumalli serves on the board of directors of SAIF’s investments in VisualSoft Technologies, Jindal Polyfilm, IL&FS Investsmart Limited and Intelligroup.

          Ajit Isaac.  Ajit Isaac was initially appointed to the Board of Directors of the Company in September 2004 in accordance with the terms of the Common Stock Purchase Agreement dated September 29, 2004 by and between the Company, SB Asia Infrastructure Fund LP, and Venture Tech Assets Ltd., which allowed SB Asia Infrastructure Fund LP and Venture Tech Assets Ltd. to collectively designate five directors to the Company’s Board of Directors.  Mr. Isaac is an industry specialist on human capital related issues in India.  Mr. Isaac founded and is Managing Director of PeopleOne Consulting (I) Pvt. Ltd., which was recently acquired by Adecco, SA.  Prior to founding PeopleOne Consulting in June 2000, Mr. Isaac worked with Essar Group, one of India’s largest business conglomerates, in various leadership roles. Mr. Isaac is a gold medalist in his post graduate program in personnel management from the Madras School of Social Work. A British Chevening Scholar, he has also completed a Manager’s for Leadership Program from Leeds University.  Mr. Isaac is presently on the Board of Adecco PeopleOne India Limited.  Mr. Isaac is the Director of POC ME FZ LLC at Middle East and the Chairman of Cornell International in India.

          Babar Khan.  Babar Khan was appointed to the Board of Directors of the Company effective November 15, 2006. Mr. Khan joined Softbank Asia Infrastructure Fund (SAIF Partners) in March 2006.  Prior to joining SAIF Mr. Khan worked as consultant, and then as Engagement Manager, at McKinsey & Company at their India office. During his 6 year stint at McKinsey, Mr Khan had significant experience across a variety of sectors including IT/BPO services, minerals and metals, industrials, and consumer products/services. His articles on topics in these sectors have been published in the McKinsey Quarterly. Prior to that, Mr Khan worked as a Software Engineer at Network Programs Inc.  Mr Khan graduated from the Indian Institute of Technology, Delhi with a Bachelor of Technology in Computer Science and Engineering. He has received his MBA from the Indian Institute of Management, Ahmedabad.

          Srinivasa Raju.  Srinivasa Raju was initially appointed to the Board of Directors of the Company in September 2004 in accordance with the terms of the Common Stock Purchase Agreement dated September 29, 2004 by and between the Company, SB Asia Infrastructure Fund LP, and Venture Tech Assets Ltd., which allowed SB Asia Infrastructure Fund LP and Venture Tech Assets Ltd. to collectively designate five directors to the Company’s Board of Directors.  Mr. Raju currently serves as the Chairman of iLabs Capital Pvt. Ltd., an investment advisory services business. From 2003 to 2006, Mr. Raju was Chairman of iLabs, a private venture capital fund which invested in the domains of intellectual property in life sciences, telecommunications and technology based products and services. Prior to founding iLabs, from 1992 until 2003, Mr. Raju served as a Director of Satyam Computer Services, Ltd. and also served as Chief Operating Officer of Satyam Computer Services Ltd. from 1992 until 2000. Additionally, Mr. Raju was the founding Chief Executive Officer and Director of Satyam Enterprise Solutions Ltd.  From 1994 until 1996, Mr. Raju held the position of Chief Executive Officer of Dun & Bradstreet. Satyam Software Ltd. (now known as Cognizant Technology Solutions). Mr. Raju graduated with honors from R.E.C., Kurukshetra with a Bachelor of Science in Civil Engineering and from Utah State University with a master’s degree in Civil & Environmental Engineering.

          Sandeep Reddy.  Mr. Reddy was initially appointed to the Board of Directors of the Company in September 2004 in accordance with the terms of the Common Stock Purchase Agreement dated September 29, 2004 by and between the Company, SB Asia Infrastructure Fund LP, and Venture Tech Assets Ltd., which allowed SB Asia Infrastructure Fund LP and Venture Tech Assets Ltd. to collectively designate five directors to the Company’s Board of Directors. Mr. Reddy currently serves as Chairman of iLabs Management, LLC, a fund management company. From 2000 to 2006, Mr. Reddy served as Vice Chairman of iLabs, a private venture capital fund which invested in the domains of intellectual property in life sciences, telecommunications and technology based products and services.

          All Directors hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.  There are no family relationships among any of the executive officers, Directors and key employees of the Company.

          THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

PROPOSAL 2: RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The Board of Directors has, subject to shareholder approval, retained Ernst & Young LLP (“E&Y”) as the new independent registered public accounting firm of the Company for the year ending December 31, 2007. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as public registered accounting firm.

          One or more representatives of E&Y are expected to attend the Meeting and to have an opportunity to make a statement and/or respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3: AMEND AND RESTATE THE
RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

     Description of Proposal

          The Board of Directors has adopted, subject to shareholder approval, an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of its common stock from fifty million (50,000,000) to sixty-five million (65,000,000), each share of common stock having a par value of $.01 (“Common Stock”). A copy of the proposed Certificate of Amendment is attached hereto as  Annexure A. The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock. Adoption of the amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock, except, to the extent the additional authorized shares are issued, for effects incidental to increasing the number of shares of Common Stock outstanding, such as dilution of earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon the filing of a certificate of amendment to the Company’s Certificate of Incorporation with the New Jersey Secretary of State.

          The increase in the authorized shares of common stock by fifteen million (15,000,000) shares is expected to create capital liquidity to permit and enhance opportunities for future growth. The Board of Directors believes that with the current level of authorized capital stock, the Company is constrained in its ability to pursue strategic growth opportunities and to enhance shareholder value.  The Board of Directors believes that the availability of the additional shares for such purposes, without delay or the necessity for a special stockholders’ meeting, would be beneficial to the Company.  The Board of Directors considers the proposed increase in the number of authorized shares of Common Stock desirable and in the best interests of the Company because it would give the Company the necessary flexibility to issue Common Stock in connection with stock dividends and splits, mergers or acquisitions, equity financings and for other general corporate purposes. The Company currently has no oral or written plans, arrangements or understandings for the issuance of the additional shares of Common Stock to be authorized pursuant to this proposal.

          The amendment to the Company’s Certificate of Incorporation will ensure that the Company will continue to have an adequate number of authorized and unissued shares of Common Stock available for future use. As is the case with the shares of Common Stock which are currently authorized but unissued, if this amendment to the Company’s Certificate of Incorporation is adopted by the shareholders, the Board of Directors will only have authority to issue the additional shares of Common Stock from time to time without further action on the part of shareholders to the extent not prohibited by applicable law or by the rules of any stock exchange or market on which the Company’s securities may then be listed or authorized for quotation.

Outstanding Capital Stock and Shares of Capital Stock Available for Issuance

	As of April 13, 2007	Upon Effectiveness of Amendment

Shares of Common Stock authorized	50,000,000	65,000,000
Shares of Common Stock issued and outstanding	41,932,857	41,932,857
Shares of Common Stock reserved for issuance under Company’s equity plans	5,077,150	5,077,150
Shares of Common Stock available for future issuance	2,989,993	17,989,993

Potential Anti-Takeover Effect

          The additional number of authorized shares could have the effect of making it more difficult for a third-party to take over the Company in a transaction not approved by the Board of Directors. The Board of Directors could use the additional shares to resist or frustrate a third-party transaction by providing an above-market premium that is favored by a majority of independent shareholders. For example, it could implement a rights plan or similar arrangement pursuant to which shares of common stock would be issued to the other stockholders on highly-dilutive terms if the party seeking to take the Company over has purchased a substantial amount of Common Stock. At present, the Company does not have any such rights plan or other anti-takeover arrangement in place, nor does the Company have plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.   However, two of the Company’s shareholders, SAIF and Venture Tech, together hold more than 50% of the Company’s Common Stock, and so any attempt by a third party to enter into a takeover transaction, including one involving an above-market premium favored by a majority of independent shareholders, would have to be approved by both SAIF and Venture Tech, or by either of them in addition to a substantial number of independent shareholders. Shareholders do not have any preemptive or other rights to subscribe for any shares of Common Stock which may in the future be issued by the Company.

          THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE CERTIFICATE OF AMENDMENT.

PROPOSAL 4:  OTHER MATTERS

          As of the date of this proxy statement, we know of no business that will be presented for consideration at the Meeting other than the items referred to above.  If any other matter is properly brought before the meeting for action by shareholders, the person or persons voting your shares pursuant to instructions by proxy card, by Internet or by telephone will vote your shares in accordance with best judgment on such matters.  The chairman of the Meeting may refuse to allow presentation of a proposal or a nominee for the Board of Directors if the proposal or nominee was not properly submitted.

CORPORATE GOVERNANCE

          General

          We believe that good corporate governance is important to ensure that we are managed for the long-term benefit of our shareholders.  Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating, Corporate Governance and Qualified Legal Compliance Committee, Audit Committee and Compensation Committee. You can access our Code of Business Conduct and Ethics on our Web site located at www.intelligroup.com or by writing to our Secretary at our offices at 499 Thornall Street, 11 th  Floor, Edison, NJ 08837.

          Determination of Independence

          Under NASDAQ rules, a Director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. Our Board of Directors has determined that none of our Directors qualify as an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.

          Nominating Process

          The Board of Directors formed a Corporate Governance, Nominating and Qualified Legal Compliance Committee primarily to: (i) recommend to the Board of Directors the persons to be nominated for election as directors at any meeting of shareholders; (ii) develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company; (iii) oversee the evaluation of the Board of Directors; and (iv) to receive, review, investigate and respond to reports from attorneys (both in-house and law firm counsel) reporting evidence of a material violation in accordance with the rules and regulations promulgated under Section 307 of the Sarbanes-Oxley Act of 2002 and adopted as Part 205 of the Securities and Exchange Commission’s rules and regulations (the “Rules”). Our Board of Directors has adopted a charter for the Corporate Governance, Nominating and Qualified Legal Compliance Committee (“Nominating Committee”). A copy of the Nominating Committee charter is not currently available on the Company’s website.

          The Board of Directors appoints members of the Nominating Committee. The Board of Directors may remove members of the Nominating Committee from such committee, with or without cause. The Nominating Committee currently consists of Messers. Reddy (chair) and Adusumalli. Each of these Directors is affiliated with a shareholder who owns in excess of ten percent (10%) of the Company’s outstanding Common Stock and therefore the Board of Directors has determined that neither Director serving on the Nominating Committee is independent as defined under NASDAQ rules.

          The Nominating Committee is responsible for identifying and recommending to the Board of Directors the nominees for election as directors at any meeting of shareholders and the persons to be elected by the Board to fill any vacancies on the Board of Directors.  The Nominating Committee may decide to retain a search firm to identify potential director nominees.

          Shareholders may recommend individuals to the Nominating Committee for consideration as potential Director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of Common Stock for at least a year as of the date such recommendation is made, to Nominating  Committee, c/o Corporate Secretary, Intelligroup, Inc., 499 Thornall Street, 11 th  Floor, Edison, NJ 08837. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

          The Board of Director’s criteria for selecting directors are set forth in the Company’s Corporate Governance Guidelines (the “Guidelines”). A copy of the Corporate Governance Guidelines is attached as  Annexure B . The Nominating Committee is required to use such criteria and the principles set forth in such Guidelines to guide its director selection process. The Nominating Committee is responsible for reviewing with the Board of Directors, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board of Directors as a whole. The Nominating Committee may adopt, and periodically review and revise as it deems appropriate, procedures regarding director candidates proposed by shareholders.

          Communication with the Board and Nominating Committee

          Shareholders who wish to communicate with the Board of Directors or the Nominating Committee should address their communications to Srinivasa Raju, who serves as Chairman of the Board, via electronic mail at  leaddirector@intelligroup.com  or via first class mail at Intelligroup, Inc., 499 Thornall Street, 11 th  Floor, Edison, NJ 08837. The Chairman of the Board, with the assistance of the Corporate Secretary, is responsible for collecting the written communications from the shareholders and presenting the communications, or summaries thereof, to the Board as appropriate under the circumstances.

          Code of Business Conduct and Ethics

          We have adopted a written Code of Business Conduct and Ethics that applies to our Directors, officers and employees, including our principal executive officer, principal financial officer, controller or persons performing similar functions. We have posted the Code of Business Conduct and Ethics on our Web site, which is located at www.intelligroup.com. In addition, we intend to post on our Web site all disclosures that are required by law or NASDAQ stock market listing standards concerning any amendments to, or waivers from, any provision of our Code of Business Conduct and Ethics.

          Attendance by Members of the Board of Directors at Meetings

          There were three meetings of the Board of Directors during 2006. Each Director attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period in which he or she served as a Director and the total number of meetings held by the committee on which he or she served during the period, if applicable.

          The Company encourages, but does not require, Board members to attend the annual meeting of shareholders. Last year Mr. Gulati attended the annual meeting of shareholders.

          Committees of the Board

          The Board of Directors has established three standing committees—Audit Committee, Compensation Committee and Nominating, Corporate Governance and Qualified Legal Compliance Committee—each of which operates under a charter that has been approved by our Board of Directors. Current copies of each committee’s charter are attached hereto as  Annexure C, D and E respectively.

          The Board of Directors has determined that none of the members of each of the Board’s three standing committees are independent as defined under the rules of the NASDAQ Stock Market, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934.

          Audit Committee

          The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of, our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from the independent registered public accounting firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	discussing and assessing our risk management policies;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our independent registered public accounting firm and management; and

•	preparing the audit committee report required by SEC rules (which is included on page 9 of this proxy statement).

          Pursuant to the Audit Committee Charter, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2006 with our management and independent registered public accounting firm. Additionally, the Audit Committee has discussed with the independent registered public accounting firm the matters required by Statement of Auditing Standards (“SAS”) 61, has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based in part on the foregoing, the Audit Committee recommended to the Board of Directors that the financial statements as of and for the year ended December 31, 2006 audited by JH Cohn LLP be included in our Annual Report on Form 10-K.

          The members of the Audit Committee are Messrs. Adusumalli and Isaac. During 2006, Messrs. Adusumalli and Isaac were the only members of the Audit Committee. Currently, the Company is not listed on a national exchange and does not have any independent directors on its Audit Committee to meet the requirements set forth in SEC Rule 10A-3 for listed companies. In addition, the Company currently lacks an “audit committee financial expert.”  The Company is in the process of trying to identify potential director nominees who would meet the independence requirements of a national securities exchange and qualify as an audit committee financial expert under SEC Rule 10A-3.  Prior to applying for listing on a national securities exchange, the Company plans to recruit one or more individuals to serve on the Board of Directors, including an individual who would meet the qualifications for an “audit committee financial expert,” and to reconstitute its Audit Committee to include three (3) independent directors in accordance with the requirements of SEC Rule 10A-3.  The Audit Committee was established in 1996 and met four times during 2006.

          Compensation Committee

          The Compensation Committee, which is comprised of Messrs. Adusumalli, Isaac and Reddy, is responsible for the administration of all salary and incentive compensation plans for our officers and key employees, including bonuses. In addition, our Compensation Committee has the following principal duties:

•	annually reviewing and approving corporate goals and objectives relevant to our Chief Executive Officer’s compensation;

•	determining our Chief Executive Officer’s compensation;

•	reviewing and approving, or making recommendations to the Board of Directors with respect to, the compensation of our other executive officers;

•	overseeing an evaluation of our senior executives;

•	overseeing and administering our equity incentive plans and reviewing and approving cash incentive plans; and

•	reviewing and making recommendations to the Board of Directors with respect to Director compensation.

          The Compensation Committee administers the Company’s 2004 Equity Incentive Award Plan and approves salaries and certain incentive compensation for the Chief Executive Officer and other named executives of the Company. The Compensation Committee currently consists of Messrs. Adusumalli, Isaac and Reddy. The Compensation Committee was established in June 1996 and met two times during 2006.

          Corporate Governance, Nominating and Qualified Legal Compliance Committee (“Nominating Committee”)

          The primary functions of the Nominating Committee include:

•	considering, recommending and preparing a slate of nominees to stand for election as directors at each of the Company’s Annual Meeting of Shareholders;

•	developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company;

•	overseeing the evaluation of the Board; and

•

receiving, reviewing, investigating and responding to reports from attorneys (both in-house and law firm counsel) reporting evidence of a material violation in accordance with the rules and regulations promulgated under Section 307 of the Sarbanes-Oxley Act of 2002 and adopted as Part 205 of the Securities and Exchange Commission’s rules and regulations (the “Rules”) developing and recommending to the Board of Directors corporate governance principles.

          In addition, among other things, the Nominating Committee is authorized to consider nominees that are recommended by shareholders of the Company. The Nominating Committee currently consists of Messrs. Adusumalli and Reddy. The Nominating Committee was established in October 2004 when the Board determined to combine the Company’s Corporate Governance and Nominating Committee and the Company’s Qualified Legal Compliance Committee to form a single Committee. The Nominating Committee acted solely by written resolution in 2006 and did not hold any meetings in 2006.

          Report of the Audit Committee of the Board of Directors

The Audit Committee has furnished the following report:

To the Board of Directors of Intelligroup, Inc.:

          The Audit Committee of the Company’s Board of Directors is currently composed of two (2) members and acts under a written charter as amended and approved on November 29, 2005.  A copy of the current charter is attached hereto as  Annexure C.   The Company’s securities are not currently listed on a national securities exchange.  Neither of the Audit Committee Members are independent directors as defined in NASDAQ Rule 4200(a) (15).  The current members of the Audit Committee possess the financial sophistication required by such charter and rules. The Audit Committee currently lacks an “audit committee financial expert” as defined in the Sarbanes Oxley Act of 2002. The Audit Committee held four meetings during 2006.

          Management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s annual financial statements.  The Audit Committee is responsible for providing independent, objective oversight of these processes.

          The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2006 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standard 61 (Communication with Audit Committees). SAS 61 requires the Company’s independent registered public accounting firm to discuss with the Audit Committee, among other things, the following:

•	methods used to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•

the process used by management in formulating particularly sensitive accounting estimates and the basis for the conclusions of the Company’s registered public accounting firm regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

          The Company’s independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that, in the auditor’s professional opinion, may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence.  In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Intelligroup. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence.

          Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

By the Audit Committee of the Board of Directors of Intelligroup, Inc.
Ravi Adusumalli
Ajit Isaac

          Independent Registered Public Accounting Firm Fees and Other Matters

Audit Fees

          Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, services rendered in connection with SEC registration statements and other professional services provided in connection with statutory and regulatory filings or engagements.   As of the date we filed our preliminary proxy statement, JH Cohn LLP (“JH Cohn”) had billed the Company $584,395 in audit fees for the year ended December 31, 2006. In addition, JH Cohn billed the Company $75,000 in fees for professional services rendered in connection with the year-end audit of the Company’s India subsidiary. Subsequent to the filing of our preliminary proxy statement, JH Cohn billed an additional $154,497 in audit fees for the year ended December 31, 2006.  Such fees are under review.

          For the year ended December 31, 2005, JH Cohn billed the Company an aggregate of $911,000 in audit fees.  JH Cohn billed the Company $777,000 in fees for professional services rendered in connection with the audit of the Company’s consolidated financial statements for the most recent fiscal year and the reviews of the consolidated financial statements included in each of the Company’s Quarterly Reports on Form 10-Q during the last fiscal year. JH Cohn billed the Company $134,000 in fees for professional services rendered in connection with the year-end audit of the Company’s India subsidiary.

Audit Related Fees

          During 2006, JH Cohn has billed the Company an aggregate of $66,410 in fees for professional services rendered in connection with services rendered in connection with the audit of internal control over financial reporting, and management’s assessment of internal control over financial reporting for the year ended December 31, 2005 prior to the SEC rules promulgated in December 2005 which allowed the Company to exit accelerated filer status.

          For the year ended December 31, 2005, JH Cohn billed the Company an aggregate of $713,000 in fees for professional services rendered in connection with reviewing the Company’s local audit of the Company’s Puerto Rico operations, Sarbanes-Oxley compliance and audit of the Company’s 401(k) retirement plan.

Tax Fees

          To date, JH Cohn billed the Company an aggregate of $22,716 for tax fees for the year ended December 31, 2006.

          No fees were billed during the year ended December 31, 2005.

All Other Fees

          As of the date we filed our preliminary proxy statement, JH Cohn billed the Company an aggregate of $15,585 in other fees related to the year ended December 31, 2006.  Such fees related review the Company’s of registration statements, services rendered in connection with the liquidation of the Company’s subsidiary in Sweden, and travel costs.  Subsequent to the filing of our preliminary proxy statement, JH Cohn billed us an additional $4,556 in travel costs.  Subsequent to the filing of our preliminary proxy statement, JH Cohn billed us for $2,503 in fees related to planning and preparing for the first quarter review; such fees are under review.

          No other fees were billed during the year ended December 31, 2005.

     The Audit Committee has sole and direct responsibility for setting the compensation of the independent registered public accounting firm. The Audit Committee pre-approves all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules. The Audit Committee approved the services described above under audit-related fees rendered in connection with the audit of the Company’s 401(k) retirement plan, Sarbanes-Oxley compliance and assisting with Company’s local audit of Puerto Rico operations.

          Changes in Registrant’s Certifying Accountants.

          On April 12, 2007, the Company’s Audit Committee appointed Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the year ending December 31, 2007 effective immediately with the review of the Company’s interim period ended March 31, 2007.

          On April 12, 2007, the Company’s Audit Committee decided not to re-appoint J.H. Cohn LLP (“JH Cohn”) as the Company’s independent registered public accounting firm for the year ending December 31, 2007.

          The reports of JH Cohn on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

          During the Company’s two most recent fiscal years and the subsequent interim period through the date of this report, there were no disagreements with JH Cohn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of JH Cohn, would have caused JH Cohn to make reference to the subject matter of the disagreements in connection with its reports.

          During the Company’s two most recent fiscal years and the subsequent interim period through the date of this report, there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation of S-K, except that JH Cohn informed the Audit Committee that the following material weaknesses existed as of December 31, 2006:

•

The Company did not have sufficient review of the selection and application of US GAAP to significant non-routine and complex matters such as expected term and vesting period calculations in accordance with FAS123R. Also, there was inadequate review and improper application of FAS 52 to the realization of the cumulative translation adjustments resulting from the liquidation of the Swedish subsidiary and inadequate review of the calculation of the fair value of equipment acquired in connection with an outsourcing agreement; and

•

The Company did not have personnel with sufficient accounting and financial reporting expertise resulting in insufficient oversight review of account analyses, transactions and preparation of the financial statements in accordance with US GAAP and SEC rules, specifically with regard to the classification of account balances such as short-term investments and allowance for doubtful accounts, foreign income taxes and  fixed assets.

Such material weaknesses were disclosed in the Company’s annual report on Form 10-K for the year ended December 31, 2006.

          Compensation of Directors

          Directors who are our employees or employees of our subsidiaries receive no cash remuneration for serving as Directors. All non-employee Directors, other than our Chairman and Committee Chairmen, receive an annual retainer of $5,000 for their service on the Board of Directors (with no additional fees paid for attendance at meetings of the Board of Directors). Our Chairman and Committee Chairmen receive an annual retainer of $20,000 (with no additional fees paid for attendance at meetings of the Board of Directors or Committee meetings).

          Other than the non-employee directors, who were compensated pursuant to such policies in 2005, Directors do not otherwise receive cash compensation for board service.

          Members of the Board of Directors, including non-employee Directors, also are eligible to receive option grants pursuant to the 2004 Equity Incentive Award Plan (the “2004 Plan”). On March 1, 2006 Mr. Isaac received options to purchase 160,000 shares of the Company’s Common Stock under the 2004 Plan at an exercise price of $1.50 per share.  For additional information regarding director compensation, see “Executive Compensation – Director Compensation.”

          Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and Stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons.

EXECUTIVE OFFICERS

          The following table identifies our current executive officers(1):

Name	Age	Capacities in Which Served	In Current Position Since

Vikram Gulati	41	President and Chief Executive Officer	2005
Alok Bajpai(2)	41	Chief Financial Officer and Treasurer	2006
Ramakrishna Karanam(3)	31	Global Controller (Acting Chief Financial Officer for part of 2006)	2005
Ranjit Prithviraj(4)	38	Chief Operating Officer, Intelligroup Asia	2005
Satish Subramaniam(5)	39	Vice President	2006

(1)

Madhu Poomalil served as Chief Financial Officer and Treasurer through July 21, 2006. Therefore Mr. Poomalil is listed as a “Named Executive” in the beneficial owners table included herein, but is not included in the above table since he does not currently serve as an Executive Officer.

(2)

Alok Bajpai is a rank holder Chartered Accountant from India, Certified Public Accountant from the US and a Management Graduate from Manchester Business School, UK. Prior to Intelligroup, Mr. Bajpai served as Associate Vice President, F&A at Infosys Limited from April 2004 to September 2006 and managed their global accounts function.  Prior to Infosys, from 1999 to 2004, Mr. Bajpai worked at Port Fish Private Limited, a Canadian company, as their Controller.  He started his career with HCL in 1988 and worked with ICIM and Pepsico Restaurants in India before moving to Nigeria to work with a Belgian Organization.  Mr. Bajpai then moved to Canada and worked as Head of Finance at the aforementioned Canadian company for about 5 years.  In these various organizations Mr. Bajpai has been in senior management positions and has played operational, as well as, strategic roles.

(3)

Ramakrishna Karanam joined Intelligroup Asia in 1999.  During his seven year tenure with Intelligroup and its subsidiaries, he has held a variety of operations and finance roles.  Mr. Karanam served as Acting Chief Financial Officer during from July 21, 2006 to September 7, 2006.  Since January 2005 he has served as the Company’s global controller.

(4)

Ranjit Prithviraj joined the Company in 1997 and was formally appointed to the position of Chief Operating Officer of Intelligroup Asia, effective July 1, 2005.  Prior to assuming this role, Mr. Prithviraj held a variety of roles with the Company.  Most recently, he served as the Company’s Senior Vice President for the Global Management Services organization.  Mr. Prithviraj also serves on the Board of Directors for the Company’s subsidiaries, Intelligroup Asia and Intelligroup Europe.  Mr. Prithviraj holds a Bachelor of Engineering degree in Electronics from Bangalore University, India.

(5)

Satish Subramaniam joined the Company in 2005 and became the Vice President – India Practices effective May 2006.  Prior to joining Intelligroup, from 2001 to 2005 Mr. Subramaniam held various positions at Wipro Limited, most recently he held the position Global Practice head – SAP Practice.

          None of our executive officers is related to any other executive officer or to any of our Directors. Our executive officers are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

EXECUTIVE COMPENSATION

Compensation Committee Report

                     The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management of the Company.  Based on this review, the Compensation Committee recommended to the Company’s Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by:

Compensation Committee

Ravi Adusumalli (Chairman)
Ajit Isaac
Sandeep Reddy

April 30, 2007

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Compensation Discussion and Analysis

          Overview

          The Company’s primary objective with respect to executive compensation is to design compensation programs that will align executives’ compensation with the Company’s overall business strategies and attract and retain highly qualified executives.  The Compensation Committee of our Board of Directors (which we will refer to as the “Committee” in this Compensation Discussion and Analysis section) is responsible for developing and maintaining appropriate compensation programs for our executive officers, including our named executive officers.  Most of our compensation elements simultaneously fulfill one or more of our performance, alignment and retention objectives.  These elements consist of salary, annual bonus, stock option awards and other benefits.  We combine the compensation elements for each executive in a manner we believe optimizes the executive’s contribution to the company.

          Compensation Objectives

          Performance.   Key elements of compensation that depend upon the named executive’s performance include:

          •                              a discretionary cash bonus that is based on an assessment of his performance against certain quantitative and qualitative measures within the context of the Company’s overall performance; and

          •                              equity incentive compensation in the form of stock options, the value of which is contingent upon the performance of the Company’s share price and subject to vesting schedules that require continued service with the Company.

          Base salary and bonus are designed to reward annual achievements and be commensurate with the executive’s scope of responsibilities, demonstrated leadership abilities, and management experience and effectiveness.   When determining actual compensation amounts, we consider the individual’s performance over both the prior year and the long-term.

          Alignment. We seek to align the interests of the named executives with those of our investors by evaluating executive performance on the basis of key financial measurements which we believe closely correlate to long-term shareholder value, including organic revenue growth, operating profit, operating margins, and cash flow from operating activities. Key elements of compensation that align the interests of the named executives with shareowners include equity incentive compensation, which links a significant portion of compensation to shareholder value because the total value of those awards corresponds to stock price appreciation;

          Attracting and Retaining Key Management Employees.  Over approximately the past two years, the Board, which since 2004 includes representatives of the Company’s two major shareholders, has made a concerted effort to retool and enhance the Company’s management team.  The Company’s compensation decisions have been influenced by the need to attract new executives into the Company and to retain key existing executives in light of the challenges facing and changes experienced at the Company.  Competitive compensation market forces in the IT services industry contributed significantly to the compensation packages of three of our five named executives, including the Chief Executive Officer and Chief Financial Officer, each of whom joined the Company within the past two years.  The compensation packages of our Chief Executive Officer and Chief Financial Officer were set at the time of their joining through a process of arms length negotiations.

                    Implementing Our Objectives

          Determining Compensation.  The Committee relies upon its judgment in making compensation decisions, after reviewing the performance of the Company and carefully evaluating an executive’s performance during the year against individual leadership qualities, operational performance, and business responsibilities within the context of the Company’s overall performance.  The Committee also considers the executive’s long-term performance and the desire to retain such executive.

          We generally do not adhere to rigid formulas or necessarily react to short-term changes in business performance in determining the amount and mix of compensation elements.  We consider competitive market compensation paid by other companies, such as US-based and Indian-based information technology services firms, but we do not attempt to maintain a certain target percentile within a peer group or otherwise rely on those data to determine executive compensation. We incorporate flexibility into our compensation programs and in the assessment process to respond to and adjust for the evolving business environment.

          We strive to achieve an appropriate mix between short-term cash-based and long-term equity-based compensation in order to meet our objectives.  However, we do not follow any rigid apportionment goals; we use it as another tool to assess an executive’s total pay opportunities and whether we have provided the appropriate incentives to accomplish our compensation objectives.

          Role of Committee.  The Committee is responsible for determining and establishing the Chief Executive Officer’s compensation and for reviewing and approving, or making recommendations to the Board with respect to, the compensation of our other executive officers, including the named executive officers.

The Company’s Chief Executive Officer makes recommendations for his direct reports’ compensation.  The Committee is responsible for developing, maintaining and administering appropriate incentive compensation programs for our named executive officers and other individuals reporting to our Chief Executive Officer.  In carrying out its duties, the Committee meets with our Chief Executive Officer and other management in connection with compensation matters and periodically meets in executive session to evaluate management’s input and make compensation decisions.  This year the Committee has adopted the use of detailed compensation “tally sheets” in making compensation decisions.

          Compensation Components

                    Salaries

                    Base salaries for our named executive officers depend on the scope of their responsibilities, their performance, and the period over which they have performed those responsibilities.  The Committee also considers whether a particular executive’s performance exceeded expectations; whether an executive takes on additional responsibilities; and whether the executive has a significant tenure with the Company in determining base salary.  Competitive market salaries played a key role in determining base salary of our Chief Executive Officer and Chief Financial Officer, whose base salary was established at their time of hire.  While the Committee also generally considers competitive market compensation paid by other companies, such as US-based and Indian-based information technology services firms, the Committee has not adopted rigid benchmarking targets, and does not have current plans to adopt any benchmarking targets.

          During 2006, the base salaries of our Chief Executive, Chief Financial and Chief Operating Officers did not change.  The base salaries of our Global Controller and Vice President – India Practices were increased by approximately 6% and 20% respectively due primarily to the increased responsibilities which such named executive officer assumed during 2006.

                    Annual Bonuses

                    Our named executive officers are eligible for cash bonuses of between forty and one hundred percent of their base salary; specific percentages are set in the named executive’s employment agreement or offer letter.  For additional detail, see “Executive Compensation – Employment Agreements.”  Annual bonuses, in addition to awarding performance, are also considered retention tools.  Each year the Committee reviews the performance of the Chief Executive Officer and Chief Financial Officer against certain quantitative and qualitative measures within the context of the Company’s overall performance.  Taking into consideration such assessment and the desire to retain such individuals, the Committee determines annual cash bonuses for the Chief Executive Officer and Chief Financial Officers.  Each year the Chief Executive Officer reviews the performance of his direct reports, including other named executive officers, against certain quantitative and qualitative measures within the context of the Company’s overall performance and issues recommendations to the Committee as to bonus amounts for his direct reports.  The Committee discusses such recommendations with the Chief Executive Officer and approves a final bonus amount for the Chief Executive Officer’s direct reports, including the named executive officers.

                    Equity Based Awards

                    The Company’s equity compensation program is designed to recognize scope of responsibilities, reward demonstrated performance and leadership, motivate future superior performance, align the interests of the executive with our shareholders’ and retain the executives through the term of the awards.  The Company believes that the most effective means to encourage long-term performance by our named executive officers is to align a portion of the named executive officer’s compensation to improvement in the Company’s share price and to create an ownership culture.  This philosophy is implemented through the granting of stock option awards whose value is based upon the subsequent improvement in the Company’s share price and that vest based on continued employment.

          Timing of Grants.  In 2007, the Company revised its option grant practices to provide that grants of stock options are made to new hires on their start date (such grants are approved by written consent or at Committee meetings) and to existing employees at regularly scheduled quarterly Compensation Committee meetings during the second and fourth quarters of the Company’s fiscal year.  Previously, the Company did not have any such practices related to the timing of option grants to existing employees.  In accordance with the 2004 Plan, the grant price for all stock option grants is the closing price as reported on the Nasdaq website on the day prior to the grant date.

          Post-Termination Benefits

          Retirement Benefits.  The Company has in effect retirement programs, consisting of the Company’s 401(K) Plan for US-based employees and the Provident Fund Scheme for the Company’s India-based employees.  Named executive officers are eligible to participate in such plans upon the same terms and conditions as the Company’s general employee population.  For additional detail on contribution amounts for the named executive officers, see “Executive Compensation – Summary Compensation Table.”

          Employment Agreements with Severance and Change in Control Provisions

          For many years, the Company has followed the practice of entering into a written employment agreement with its Chief Executive Officer and other named executive officers.  Consistent with this practice, the Company entered into employment agreements with Mr. Gulati and Mr. Prithviraj in 2005 and Mr. Bajpai in 2006.  In negotiating the terms of such agreement, the Company considered Mr. Gulati’s experience, his compensation at his previous employer, the compensation practices of his previous employer, the prevailing market practice in respect of CEO compensation and for compensation paid to executives in the information technology services industry, the challenges facing the Company at his time of hire and other factors.  In the context of hiring Mr. Gulati as the Company’s CEO, the Committee negotiated a compensation package designed to attract and retain Mr. Gulati’s services as CEO. During 2006, when the Company hired Mr. Bajpai as the Company’s Chief Financial Officer, the Company negotiated a compensation package desgined to attract and retain Mr. Bajpai. In negotiating the terms of his agreement, the Company considered Mr. Bajpai’s experience, his compensation package at his previous employer, the prevailing market practice in respect of CFO compensation in India, the challenges facing the Company at his time of hire and other factors.  During 2005 the Company and Mr. Prithviraj agreed that Mr. Prithviraj would relocate to India and assume the role of Chief Operating Officer.  Considering Mr. Prithviraj’s long-term performance, his assumption of a new role and his relocation to India, as well as the desire to retain Mr. Prithviraj despite the challenges facing the Company at the time, the Committee negotiated a new employment agreement and compensation package with Mr. Prithviraj in 2005.

          The Company considers it essential to the best interests of its shareholders to foster the continued employment of key management personnel and has therefore included severance and change in control provisions in such employment agreements.   Recognizing that the possibility of a change in control exists and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareowners, the Company has included change in control provisions in such employment agreements which provide for option grants to accelerate by twelve months upon a change in control and for full acceleration of vesting upon a change in control and termination or change in role following a change in control.  For additional detail, see “Executive Compensation – Potential Pay-out on Termination or Change in Control.”

          Please refer to page 22 of this proxy for a detailed discussion of such employment agreements.

                    Perquisites

                    The Company does not believe it is necessary for the attraction or retention of management talent to provide our executives with a substantial amount of compensation in the form of perquisites.

                    Tax Deductibility under Section 162(m)

                    Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the company’s Chief Executive Officer and the four other most highly compensated executive officers.  Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met.  The Compensation Committee has not historically limited compensation to those levels and types of compensation that will be deductible because generally no individual’s compensation has been in excess of $1 million in any year.  In addition, with respect to all of the Company’s executives that may be covered by Section 162(m), the Compensation Committee will consider various alternative forms of compensation that, consistent with its compensation goals, preserve deductibility of any such compensation in excess of $1 million.   However, the stock option grants issued to the Company’s employees are issued pursuant to stock option plans which are intended to qualify as performance based compensation under Section 162(m) and the Company does not expect the remaining elements of the executive’s compensation to reach $1 million in any year.

          Compensation for the Chief Executive Officer in 2006

          In determining Mr. Gulati’s compensation for 2006, the Committee considered the Company’s performance, the challenges facing the Company and his performance against his financial, strategic and operational objectives for the year.  In light of the assessment of Mr. Gulati’s performance, he was awarded an annual performance bonus payment of $175,000 for 2006.  Such bonus was paid in cash.  In 2006, the Company and Mr. Gulati agreed to amend his employment agreement.  Mr. Gulati was paid a one-time discretionary bonus of $140,000 in April 2006 in connection with the negotiations of such amendment.

          Mr. Gulati’s base salary was established when he joined the Company in 2005.  The Committee considered Mr. Gulati’s experience, his prior compensation, the compensation of his predecessor at the Company, competitive market salaries for companies in the IT services industry, the challenges facing the Company at his time of hire and other factors.  Such salary was not increased in 2006.

          During 2006 the Company granted Mr. Gulati an option to purchase 400,000 shares of the Company’s Common Stock.  Such grant was issued in accordance with the terms and conditions of his employment agreement; such option grant was part of Mr. Gulati’s new hire compensation package and was not based upon any evaluation of his performance as CEO during 2005 or 2006.

          Summary Compensation Table

          The following Summary Compensation Table sets forth information concerning compensation for services rendered in all capacities to us and our subsidiaries for the year ended December 31, 2006 which was awarded to, earned by or paid to each person who served as our Chief Executive Officer or Chief Financial Officer at any time during 2006 and each other of our executive officers (collectively, the “Named Executives”).

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa-tion (4)	Change in Pension Value and Nonquali-fied Deferred Compen-sation Earnings ($)	All Other Compensation ($)		Total ($)
(a)	(b)	(c)		(d)		(e)	(f)	(g)	(h)	(i)		(j)

Vikram Gulati	2006	$225,000		$315,000	(3)	—	$207,812	—	—	$4,400	(1)	$753,212
Alok Bajpai	2006	$37,784	(2)(4)	$25,701	(2)(5)	—	$13,990	—	—	$6,487	(2)(6)	$83,962
Ramakrishna Karanam	2006	$155,000		$52,500		—	$999	—	—	—		$208,499
Ranjit Prithviraj	2006	$184,837	(2)	—		—	—	—	—	$11,574	(2)(6)	$196,411
Satish Subramaniam	2006	$90,140	(2)	$21,720	(2)	—	$799	—	—	$5,645	(2)(6)	$118,304
Madhu Poomalil	2006	$110,648	(2)(7)	$53,058	(2)	—	—	—	—	$134,858	(8)	$298,564

(1)	Represents matching contributions to the Company’s defined contribution plan in accordance with the Company’s standard employment policies.
(2)	Based upon the exchange rate of 44.15 Indian Rupees to $1 as of December 31, 2006. Such amounts were actually paid in Indian Rupees.
(3)	Consists an annual bonus of $175,000 paid to Mr. Gulati and a one-time bonus of $140,000 paid to Mr. Gulati in April 2006.
(4)	Mr. Bajpai’s employment began on September 7, 2006. Such amount represents Mr. Bajpai’s annual salary pro-rated for the period of actual employment.
(5)

Based upon the exchange rate of 44.15 Indian Rupees to $1 as of December 31, 2006.  Such amounts were actually paid in Indian Rupees.  Consists of Mr. Bajpai’s annual bonus of $17,854 and a one-time joining bonus of $7,847 paid to Mr. Bajpai.

(6)	Represents Indian Provident Fund matching contributions paid in accordance with the Company’s standard employment practices.
(7)	Mr. Poomalil resigned effective July 21, 2006. Such amount represents Mr. Poomalil’s annual base salary pro-rated for the period of actual employment.
(8)

Such amount represents: (i) $89,048.31 in taxes paid in the United States on Mr. Poomalil’s behalf; (ii) INR 7,84,474 or approximately $ 17,768 based upon the exchange rate of 44.15 Indian Rupees to $1 as of December 31, 2006, in accrued vacation which was paid to Mr. Poomalil following his resignation; and (iii) INR 1,238,064.00 or approximately $28,042 based upon the exchange rate of 44.15 Indian Rupees to $1 as of December 31, 2006 in gratuity benefits paid to Mr. Poomalil following his resignation. Gratuity benefits are generally available to all employees of Company’s India subsidiary in accordance with India statute. In accordance with India statute, after an employee has rendered continuous service for at least five years, he/ she is eligible for 15 of days pay for each completed year of service. The gratuity benefit is payable on cessation of employment (either by resignation, death, retirement or termination etc), by taking last drawn base salary as the basis for the calculation.

Grants of Plan-Based Awards

                    The table below sets forth the plan-based awards to the Company’s named executive officers for the fiscal year ended December 31, 2006. All awards were made pursuant to the Company’s 2004 Plan.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Non-Equity Rights (#)	Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)

Name	Grant Date	Date of Committee Action	Threshold ($)	Target ($)	Maximum ($)		Threshold (#)	Target (#)	Maximum (#)

Vikram Gulati	01/10/2006	01/10/2006	—	—	—	—	—	—	—	—	400,000	$1.65	$518,400
Alok Bajpai	09/07/2006	08/28/2006	—	—	—	—	—	—	—	—	200,000	$1.40	$223,760
Ramakrishna Karanam	08/08/2006	08/08/2006	—	—	—	—	—	—	—	—	12,500	$1.60	$15,983.00
Ranjit Prithviraj	—	—	—	—	—	—	—	—	—	—	—	—	—
Satish Subramaniam	08/08/2006	08/08/2006	—	—	—	—	—	—	—	—	10,000	$1.60	$12,786.00

(1)

In accordance with the 2004 Plan, the exercise price for all stock option grants is the closing price as reported on the Nasdaq website on the day prior to the grant date.  The exercise price for each of the grants in the Grant of Plan-Based Awards Table is equal to the closing price as reported on the Nasdaq website on the day prior to the grant date.

Outstanding Equity Awards at Fiscal Year-End

                    The table below sets forth the outstanding equity awards that have not vested for each named executive officer as of December 31, 2006.

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Vikram Gulati	218,750	281,250	—	$1.45	06/30/2015	—	—	—	—
	150,000	250,000		$1.60	01/10/2016
Alok Bajpai	12,500	187,500	—	$1.40	09/07/2016	—	—	—	—
Ramakrishna Karanam	4,687	7,813	—	$1.25	06/13/2015	—	—	—	—
	4,687	7,813		$1.50	06/13/2015
	781	11,719		$1.60	08/08/2016
Ranjit Prithviraj	16,220	0	—	$4.44	04/17/2010	—	—	—	—
	5,000	0		$5.89	04/28/2008
	68,045	1,955		$5.96	11/13/2013
	37,500	62,500		$1.25	06/01/2015
	37,500	62,500		$1.50	06/01/2015
Satish Subramaniam	12,500	37,500	—	$1.95	11/18/2015	—	—	—	—
	625	9,375		$1.60	08/08/2016
Madhu Poomalil	—	—	—	—	—	—	—	—	—

Option Exercises and Stock Vested

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)

Vikram Gulati	—	—	—	—
Alok Bajpai	—	—	—	—
Ramakrishna Karanam	—	—	—	—
Ranjit Prithviraj	—	—	—	—
Satish Subramaniam	—	—	—	—
Madhu Poomalil	—	—	—	—

EQUITY COMPENSATION PLANS

     The following table summarizes securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2006:

	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans

2004 Equity Incentive Award Plan	3,323,361	$1.69	990,243
1996 Stock Option Plan	548,556	$4.99	—
1996 Non-Employee Director Stock Option Plan	—	$—	110,000
Equity compensation plans not approved by security holders	40,000	$2.06	65,000

Total	3,911,917	$2.16	1,165,243

Equity Compensation Plans Approved by Security Holders

     The 2004 Plan was approved by the Company’s Board of Directors on April 5, 2004 and adopted by the Company’s shareholders on June 8, 2004. The maximum number of shares of Common Stock reserved for issuance under the 2004 Plan, as amended, shall be equal to 1,600,000, plus the number of shares of Common Stock which are or become available for issuance under the Company’s 1996 Stock Plan (the “1996 Plan”), and which are not issued under such plans. Those eligible to receive stock option grants or stock purchase rights under the 2004 Plan include employees, non-employee Directors and consultants. The Compensation Committee administers the 2004 Plan. Subject to the provisions of the 2004 Plan, the administrator of the 2004 Plan has the discretion to determine the optionees and/or grantees, the type of equity awards to be granted (incentive stock options and nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, stock payments, deferred stock, restricted stock units, other stock-based awards, and performance-based awards), the vesting provisions, the terms of the grants and such other related provisions as are consistent with the 2004 Plan. The exercise price of a stock option may not be less than the fair market value per share of the Common Stock on the date of grant or, in the case of an optionee who beneficially owns 10% or more of the outstanding capital stock of the Company, not less than 110% of the fair market value per share on the date of grant. Notwithstanding the foregoing, the Compensation Committee is authorized to issue options to purchase up to 500,000 shares of Common Stock with an option exercise price of less than 100% of the fair market value of the Common Stock on the date of grant. The options terminate not more than ten years from the date of grant, subject to earlier termination on the optionee’s death, disability or termination of employment with the Company, but provide that the term of any options granted to a holder of more than 10% of the outstanding shares of capital stock may be no longer than five years. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution. The Compensation Committee may provide that if a Change in Control (as defined in the 2004 Plan) of the Company occurs and any awards made pursuant to the 2004 Plan are not converted, assumed or replaced by a successor, then all outstanding awards that are not converted, assumed or replaced will become fully vested and exercisable.

     The Compensation Committee, subject to approval of the Board, may terminate, amend, or modify the 2004 Plan at any time; provided, however, that stockholder approval must be obtained for any amendment to the extent necessary or desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the 2004 Plan, to permit the Compensation Committee to grant options with an exercise price below fair market value on the date of grant, or to extend the exercise period for an option beyond ten years from the date of grant. The 2004 Plan terminates on June 8, 2014 unless terminated earlier by the Company’s Board of Directors.

     The 1996 Plan was adopted by the Board of Directors and approved by the shareholders of the Company on June 3, 1996, and became effective on July 12, 1996. Those eligible to receive stock option grants or stock purchase rights under the 1996 Plan include employees, non employee Directors and consultants. The Compensation Committee of the Board of Directors of the Company administers the 1996 Plan. Subject to the provisions of the 1996 Plan, the Compensation Committee has the discretion to determine the optionees and/or grantees, the type of options to be granted (incentive stock options (“ISOs”) or non qualified stock options (“NQSOs”)), the vesting provisions, the terms of the grants and such other related provisions as are consistent with the 1996 Plan. The exercise price of an ISO may not be less than the fair market value per share of the Common Stock on the date of grant or, in the case of an optionee who beneficially owns 10% or more of the outstanding capital stock of the Company, not less than 110% of the fair market value per share on the date of grant. The exercise price of a NQSO may not be less than 85% of the fair market value per share of the Common Stock on the date of grant or, in the case of an optionee who beneficially owns 10% or more of the outstanding capital stock of the Company, not less than 110% of the fair market value per share on the date of grant. The purchase price of shares issued pursuant to stock purchase rights may not be less than 50% of the fair market value of such shares as of the offer date of such rights. The options terminate not more than ten years from the date of grant, subject to earlier termination on the optionee’s death, disability or termination of employment with the Company, but provide that the term of any options granted to a holder of more than 10% of the outstanding shares of capital stock may be no longer than five years. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company’s assets in which the successor corporation does not assume outstanding options or issue equivalent options, the Board of Directors of the Company is required to provide accelerated vesting of outstanding options. As of June 8, 2004, the Company ceased granting options under the 1996 Plan.

     The 1996 Non-Employee Director Plan was approved by the Board of Directors on June 3, 1996. The shareholders adopted the Company’s 1996 Non-Employee Director Stock Option Plan (the “Director Plan”) and it became effective on July 12, 1996. The Director Plan provides for the grant of options to purchase a maximum of 140,000 shares of Common Stock of the Company to non-employee Directors of the Company. The Board of Directors administers the Director Plan.

Equity Compensation Plans Not Approved by Security Holders

     On October 31, 2000, the Company’s Board of Directors approved the grant of an option to several employees for an aggregate of 105,000 shares of Common Stock at an exercise price of $2.063 per share. Sixty-five thousand (65,000) of such options were cancelled in 2003 in connection with the termination of the employees to whom such options were granted. On November 1, 2000, the Company’s Board of Directors approved the grant of an option to former Chief Financial Officer Nicholas Visco for 60,000 shares of Common Stock at an exercise price of $2.00 per share. Each of the above options vest in four equal semiannual installments beginning on the first six-month anniversary of the date of grant and expire on the tenth anniversary of the date of grant. If the grantee’s employment relationship terminates on account of disability or death, the grantee or grantee’s estate, as the case may be, may exercise any outstanding options for one year following the termination. If termination is for any other reason, the grantee may exercise any outstanding options for 90 days following such termination. The options are not assignable or otherwise transferable except by will or the laws of descent and distribution and shall be exercisable during the grantee’s lifetime only by the grantee.

The Board of Directors is required to make appropriate adjustments in connection with such option grants in each October and November to reflect stock splits, stock dividends and other similar changes in capitalization. The option grants also contain provisions addressing the consequences of a merger, consolidation or sale of all or substantially all of the Company’s assets. Upon the occurrence of such events, all outstanding options are to be assumed, or substituted for, by the acquiring or succeeding corporation. However, if the acquiring or succeeding corporation does not agree to assume, or substitute for, outstanding options, then the Board of Directors must accelerate the options to make them fully exercisable and notify the grantee that the option shall be fully exercisable for a period of 15 days from the date of such notice.

                    Potential Payments Upon Termination or Change in Control

                    The amounts shown in the tables below assume that each named executive officer was terminated on December 29, 2006, the last business day of 2006. Accordingly, the tables reflect amounts earned as of December 29, 2006 and includes estimates of amounts to be paid to each named executive officer upon the occurrence of a termination or change in control. Actual amounts to be paid to a named officer can only be determined at the actual time of a termination or change in control.

                    Termination Without Cause, No Change in Control

Name	Salary Continuation or Severance (1)	Accelerated Option Vesting

Vikram Gulati	$225,000	$0
Alok Bajpai	$113,353	$0
Ramakrishna Karanam	—	$0
Ranjit Prithviraj	$184,800	$0
Satish Subramaniam	$22,343	$0

(1)

Amounts in this column reflect estimated amounts that may be paid under the individual’s employment agreement or offer letter in the event that their employment was terminated on December 31, 2006, without any change in control

Termination without Cause/Change-in-Control (1)

Name	Salary Continuation or Severance (1)	Accelerated Option Vesting

Vikram Gulati	$225,000	$0	(2)
Alok Bajpai	$113,353	$0	(2)
Ramakrishna Karanam		$0
Ranjit Prithviraj	$184,800	$1,125
Satish Subramaniam	$22,343	$0

(1)

This table includes estimated amounts payable as a result of a termination following a change-in-control. Change-in-control benefits are provided in accordance with the individual’s employment agreement, Under the relevant employment agreements, Change in Control is defined as (i) a merger, acquisition, sale of voting control or other business combination such that the shareholders of the Company who hold shares on the date of this Agreement no longer hold more than 49% of the voting power following completion of such transaction or, in case of a merger or other business combination, more than 49% of the voting power of the acquiring or surviving corporation and/or (ii) the sale of all or substantially all of the assets of the Company.

(2)

Such individuals have change-in-control provisions which provide for the acceleration of option vesting under certain conditions. However, because the strike price of their option grants were less than the market price of Intelligroup’s common stock on December 29, 2006 such individuals would not realize any value from at such acceleration of their option grants. Please see “Executive Compensation - Employment Agreements.” for additional details regarding the change in control provisions.

Change-in-Control, no Termination

Name	Salary Continuation or Severance	Accelerated Option Vesting(l)

Vikram Gulati	$0	$0	(2)
Alok Bajpai	$0	$0	(2)
Ramakrishna Karanam	$0	$0
Ranjit Prithviraj	$0	$500
Satish Subramaniam	$0	$0

(1)

This table includes estimated amounts payable as a result of a change-in-control. Change-in-control benefits are provided in accordance with the individual’s employment agreement. Under the relevant employment agreements, Change in Control is defined as (i) a merger, acquisition, sale of voting control or other business combination such that the shareholders of the Company who hold shares on the date of this Agreement no longer hold more than 49% of the voting power following completion of such transaction or, in case of a merger or other business combination, more than 49% of the voting power of the acquiring or surviving corporation and/or (ii) the sale of all or substantially all of the assets of the Company.

(2)

Such individuals have change in control provisions which provide for the acceleration of option vesting under certain conditions. However, because the strike price of their respective grants were less than the market price for Intelligroup’s common stock on December 29, 2006 such individuals would not realize any value from such acceleration of their option grants. See “Executive Compensation - Employment Agreements” for additional detail regarding the change-in-control provisions.

Employment Agreements

Vikram Gulati

     The Company entered into a one year employment agreement with Vikram Gulati, the Company’s Chief Executive Officer and President, effective June 30, 2005. The agreement, as amended, provides for, among other things: (i) an annual base salary of $225,000; (ii) a potential annual bonus in the amount of up to one hundred (100%) percent of such base salary, prorated for the first year of employment, subject to Mr. Gulati meeting certain objectives to be agreed upon with the Company; (iii) a grant of 500,000 stock options exercisable at $1.45 per share and a subsequent grant in 2006 of 400,000 options at $1.60; (vi) reimbursement of all reasonable relocation expenses incurred by Mr. Gulati; and (v) continuation of base salary payments for twelve (12) months following termination of the Agreement unless the Agreement is terminated for cause (as defined in the Agreement). In addition the agreement provides that upon the effectiveness of a Change in Control (as above): (a) option vesting shall be accelerated by twelve (12) months for all the remaining options, to the extent not vested and exercisable, and (b) in the event Venture Tech should own less than ten (10%) of the Company’s outstanding shares or the Company terminates Mr. Gulati’s employment or changes Mr. Gulati’s role (as defined in the Agreement) all remaining options, to the extent not vested and exercisable, shall become fully vested and exercisable.

Alok Bajpai

     The Company entered into a two year employment agreement with Alok Bajpai effective September 7, 2006.  The Agreement provides for: (i) annual base salary of 50,00,000 Indian rupees (equivalent to approximately $113,000 based on the exchange rate as of December 31, 2006)); (ii)  eligibility for a bonus, subject to meeting certain objectives to be agreed upon with the Company,  in the amount of fifty percent of Mr. Bajpai’s annual base salary; (iii) stock options exercisable for 200,000 shares of the Company’s common stock to be issued on the effective date of the agreement with a strike price equal to Fair Market Value (as defined in the 2004 Plan) which vest in equal quarterly installments over four years; and (iv) three (3) months notice period for either party unless the Company terminates the Agreement for Cause or three (3) month’s salary in lieu of notice in the event the Company terminates the Agreement for reasons other than Cause.  The Agreement also provides that that upon the effectiveness of a Change in Control (as defined above) the vesting for all of the remaining options shall be accelerated by twelve (12) months as of the effective date of the Change of Control, and that all of the remaining option shares, to the extent not vested and exercisable, shall become fully vested and exercisable in the event that the Company terminates Mr. Bajpai’s employment.

Ranjit Prithviraj

     Effective July 1, 2005, the Company entered into a two year employment agreement with Ranjit Prithviraj, pursuant to which Mr. Prithviraj was promoted to the position of Chief Operating Officer for the Company’s subsidiary, Intelligroup Asia Pvt. Ltd. The agreement provides for, among other things: (i) an annual base salary equivalent of 8,155,000 Indian rupees (which is approximately $184,800 based on the exchange rate as of December 31, 2006); (ii) a potential annual bonus in the amount of up to fifty percent of such base salary subject to Mr. Prithviraj meeting certain objectives to be agreed upon with the Company; (iii) confirmation of stock option grants awarded on June 1, 2005 of 100,000 shares exercisable at $1.50 per share, which was above the then current market price of the Company’s Common Stock, and of 100,000 shares exercisable at $1.25 per share, which was above the then current market price of the Company’s Common Stock; (iv) expense reimbursement in an amount not to exceed $15,000 each year for personal travel between India and the United States; (v) continuation of base salary payments for twelve (12) months in the event the Company terminates Mr. Prithviraj’s employment for any reason other than cause (as defined in the Agreement); and (vi) reimbursement of relocation expenses incurred by Mr. Prithviraj in an amount not to exceed $15,000. In addition, the agreement provides that upon the effectiveness of a Change in Control (as defined above) the vesting for all of the remaining options shall be accelerated by twelve (12) months as of the effective date of the Change of Control, and that all of the remaining option shares, to the extent not vested and exercisable, shall become fully vested and exercisable in the event that the Company terminates Mr. Prithviraj’s employment or attempts to change Mr. Prithviraj’s role (as defined in the employment agreement).

Other Employment Agreements

     In addition to the foregoing, the Company generally enters into indemnification agreements with each of its executive officers and directors pursuant to which the Company has agreed to indemnify such party to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a director, officer, employee, agent or fiduciary of the Company.

     Substantially all of the Company’s employees have agreed, pursuant to written agreement, not to compete with the Company, not to disclose Company information and not to solicit Company employees.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)		(e)	(f)	(g)	(h)

Chairman of Board(1)	$20,000							$20,000
Committee Chairman(2)	$20,000							$20,000
Non-employee Directors (except Chairmen)(3)	$5,000							$5,000
Ajit Isaac	$5,000		$59,200	(4)				$64,200

(1)	Srinivasa Raju.
(2)	Ravi Adusumalli and Sandeep Reddy
(3)	Babar Khan and Andrew Yan (pro-rated for portion of time actually served on the Board of Directors).
(4)	The grant date fair value is $60,144.

          Compensation Committee Interlocks and Insider Participation

          The Compensation Committee is comprised of Messrs. Adusumalli, Isaac and Reddy. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries.

          None of our executive officers serve as members of the board of directors or compensation committee of any entity which has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT

COMMON STOCK

     There are, as of April 13, 2007, approximately 72 holders of record and approximately 2,497 beneficial holders of the Company’s Common Stock. The following table sets forth certain information, as of June 15, 2007, with respect to holdings of the Company’s Common Stock by (i) each person known by the

Company to beneficially own more than 5% of the total number of shares of Common Stock outstanding as of such date, (ii) each of the Company’s Directors (which includes all nominees), (iii) each of the Company’s Named Executives, and (iv) all Directors and executive officers as a group. This information is based upon information furnished to the Company by each such person and/or based upon public filings with the SEC. Unless otherwise indicated, the address for the individuals below is that of the Company address.

Name and Address of Beneficial Owner		Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)

(i)	Certain Beneficial Owners (others than those set forth below under Section (ii)):
	SB Asia Infrastructure Fund LP(3)	25,947,122	(4)	62%
	Venture Tech Assets Ltd.(5)	25,947,122	(6)	62%
(ii)	Directors (which includes all nominees)and Named Executives:
	Vikram Gulati	450,000	(7)	*
	Ravi Adusumalli	—		*
	Babar Khan	—		*
	Sandeep Reddy	10,849,084	(8)	26%
	Srinivasa Raju	—	(9)	*
	Ajit Isaac	160,000	(10)	*
	Alok Bajpai	37,500	(11)	*
	Ramakrishna Karanam	14,843	(12)	*
	Ranjit Prithviraj	191,220	(13)	*
	Satish Subramaniam	20,625	(14)	*
	Madhu Poomalil	—	(15)	*
(iii)	All Directors and executive officers as a group (11 persons)	11,723,272		28.7%

*	Less than one percent.

(1)

Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such shareholder.

(2)

Applicable percentage of ownership is based on 41,932,857 shares of Common Stock outstanding on April 13, 2007, plus any presently exercisable stock options held by each such holder, and options which will become exercisable within sixty (60) days after April 13, 2007.

(3)

The address for SB Asia Infrastructure Fund L.P. (“SAIF”) is Ugland House, P.O. Box 309, George Town, Grand Cayman, Cayman Islands. SB Asia Pacific Partners LP is the sole general partner of SAIF. The address for SB Asia Pacific Partners LP is Ugland House, P.O. Box 309, George Town, Grand Cayman, Cayman Islands. SB Asia Pacific Investments Limited is the sole general partner of SB

Asia Pacific Partners LP. The address for SB Asia Pacific Investment Limited is Ugland House, P.O. Box 309, George Town, Grand Cayman, Cayman Islands. Asia Infrastructure Investments Limited is the sole shareholder of SB Asia Pacific Investment Limited. The address for Asia Infrastructure Investments Limited is Ugland House, P.O. Box 309, George Town, Grand Cayman, Cayman Islands. SB First Singapore Pte. Ltd. is the voting shareholder of Asia Infrastructure Investments Limited that exercises control with respect to Asia Infrastructure Investments Limited’s interest in SB Asia Pacific Investments Limited. The address for SB First Singapore Pte. Ltd. is 8 Cross Street, #11-000 PwC Building, Singapore, 048424. SOFTBANK Corp. is the sole shareholder of SB First Singapore Pte. Ltd. The address for SOFTBANK Corp. is 24-1, Nihonbashi-Hakozakicho, Chuo-ku, Tokyo 103-8501.

(4)

Represents 15,098,038 shares of Common Stock held by SAIF and an aggregate of 10,849,084 shares of Common Stock held by Venture Tech Assets Ltd. (“Venture Tech”). SB Asia Infrastructure Fund, L.P. (“SAIF”) is a party to (i) a Common Stock Purchase Agreement, dated as of September 29, 2004, as amended March 21, 2005 (the “2004 Purchase Agreement”), by and among Intelligroup, Inc. (the “Company”), SAIF and Venture Tech and (ii) a Common Stock Purchase Agreement, dated as of March 30, 2006, by and among the Company, SAIF and Venture Tech (the “2006 Purchase Agreement,” and together with the 2004 Purchase Agreement, the “Purchase Agreements”). Pursuant to the Purchase Agreements, Venture Tech acquired an aggregate of  9,215,687 shares of Common Stock. In addition, Venture Tech has disclosed that in June 2005 it acquired an aggregate of 1,633,397 shares of Common Stock in an open market purchase. The Purchase Agreements provide for, under certain conditions, the designation by SAIF and Venture Tech of up to five members of the board of directors of the Company. By virtue of the Purchase Agreements, SAIF may be deemed a group with Venture Tech within the meaning of Section 13(d)(3) of the Act, and as a result, to have beneficial ownership of the 10,849,084 shares of Common Stock beneficially owned by Venture Tech. SAIF disclaims such beneficial ownership. SAIF has the sole power to vote or direct the vote and to dispose or to direct the disposition of 15,098,038 shares of Common Stock. Because of its position as the sole general partner of SAIF, SB Asia Pacific Partners LP has the sole power to vote or direct the vote and to dispose or to direct the disposition of 15,098,038 shares of Common Stock. Because of its position as sole general partner of SB Asia Pacific Partners LP, SB Asia Pacific Investment Limited has the sole power to vote or direct the vote and to dispose or to direct the disposition of 15,098,038 shares of Common Stock. Because of its position as the sole shareholder of SB Asia Pacific Investment Limited, Asia Infrastructure Investments Limited has the sole power to vote or direct the vote and to dispose or to direct the disposition of 15,098,038 shares of Common Stock. Because of its position as the voting shareholder of Asia Infrastructure Investments Limited (which exercise control with respect to Asia Infrastructure Investment Limited’s interest in SB Asia Pacific Investments Limited), the sole shareholder of SB Asia Investments Limited, the sole general partner of SB Asia Pacific Partners, LP, and the sole general partner of SAIF, SB First Singapore Pte. Ltd. has the sole power to vote or to direct the vote and to dispose or to direct the disposition of 15,098,038 shares of Common Stock.

(5)	The address for Venture Tech is 4 Whitcome Mews, Richmond TWP 4BT, United Kingdom.

(6)

Represents 10,849,084 shares of Common Stock held by Venture Tech and 15,098,038 shares of Common Stock held by SB Asia Infrastructure Fund, L.P. (“SAIF”). Venture Tech is a party to (i) a Common Stock Purchase Agreement, dated as of September 29, 2004, as amended March 21, 2005 (the “2004 Purchase Agreement”), by and among Intelligroup, Inc. (the “Company”), SAIF, and Venture Tech and (ii) a Common Stock Purchase Agreement, dated as of March 30, 2006, by and among the Company, SAIF and Venture Tech (the “2006 Purchase Agreement,” and together with the 2004 Purchase Agreement, the “Purchase Agreements”). The Purchase Agreements provide for, under certain conditions, the designation by SAIF and Venture Tech of up to five members of the board of directors of the Company. By virtue of the Purchase Agreements, Venture Tech may be deemed a group with SAIF within the meaning of Section 13(d)(3) of the Act, and as a result, to have beneficial ownership of the 15,098,038 shares of Common Stock beneficially owned by SAIF. Venture Tech disclaims such beneficial ownership.

(7)

Represents 450,000 shares of Common Stock underlying options granted to Mr. Gulati, which are exercisable as of April 15, 2007 or sixty (60) days after such date.  Excludes 450,000 shares of Common Stock underlying options which become exercisable over time after such period.

(8)

Represents 10,849,084 shares of Common Stock held by Venture Tech. Due to Mr. Reddy’s position as shareholder and sole director of Venture Tech, Mr. Reddy may be deemed to have indirect beneficial ownership of the shares of Common Stock beneficially owned by Venture Tech.

(9)

Previously the Company had reported that Mr. Raju may be deemed an indirect beneficial owner of the 10,849,084 shares of Common Stock held by Venture Tech because Mr. Raju’s minor child was a shareholder of Venture Tech. However, such child is no longer a minor and does not live with Mr. Raju. Therefore, Mr. Raju is no longer deemed a beneficial owner of such shares.

(10)	Represents 160,000 shares of Common Stock owned of record held by Mr. Isaac.

(11)

Represents 37,500 shares of Common Stock underlying options granted to Mr. Bajpai, which are exercisable as of April 15, 2007, or sixty (60) days after such date.  Excludes 162,500 shares of Common Stock underlying options, which become exercisable over time after such period.

(12)

Represents 14,843 shares of Common Stock underlying options granted to Mr. Karanam, which are exercisable as of April 15, 2007, or sixty (60) days after such date. Excludes 22,657 shares of Common Stock underlying options, which become exercisable over time after such period.

(13)

Represents 191,220 shares of Common Stock underlying options granted to Mr. Prithviraj, which are exercisable as of April 15, 2007, or sixty (60) days after such date. Excludes 100,000 shares of Common Stock underlying options granted to Mr. Prithviraj, which become exercisable over time after such period.

(14)

Represents 20,625 shares of Common Stock underlying options granted to Mr. Subramaniam, which are exercisable as of April 15, 2007, or sixty (60) days after such date. Excludes 39,375 shares of Common Stock underlying options granted to Mr. Subramaniam, which become exercisable over time after such period.

(15)	The information on the table is based solely upon data derived from a Form 4 filed by Mr. Poomalil on June 6, 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Effective August 1, 2005, Intelligroup Asia Pvt. Ltd. (“IGA”) entered into an agreement to lease certain premises for certain of the Company’s India operations from ILABS Hyderabad Technology Center Pvt. Ltd. (“iLabs”), a party with which two members of the Company’s Board of Directors, Srinivasa Raju and Sandeep Reddy are affiliated.  The terms of the lease agreement provide for, among other things:  (1) a minimum lease period of five years with an option for two three-year renewal periods; (2) payment of a security deposit in the amount of 15,282,000 Indian rupees (approximately $352,000); (3) payment of monthly lease fees in the amount of 1,698,000 Indian rupees (approx. $40,000), subject to yearly five percent (5%) escalation; and (4) monthly operations and maintenance fees of 283,000 Indian rupees (approximately $7,000).  Prior to entering into this lease, the Company’s Board of Directors reviewed the proposed lease and determined that the terms and conditions were no less favorable to the Company than could be obtained from unrelated third parties.

          The Board of Directors of the Company adopted a policy in 2003 requiring that any transactions between the Company and its officers, directors, principal shareholders and their affiliates be on terms no less favorable to the Company than could be obtained from unrelated third parties. In addition, New Jersey law requires that any such transactions be approved by a majority of the disinterested members of the Company’s Board of Directors.

SHAREHOLDERS’ PROPOSALS

     Shareholders who intend to have a proposal considered for inclusion in the Company’s proxy materials for presentation at the Company’s 2008 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Secretary of the Company at its offices at 499 Thornall Street, Edison, New Jersey 08837, in writing not later than January 7, 2008.

     Shareholders who intend to present a proposal at the Meeting without inclusion of such proposal in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to the Secretary of the Company at the aforementioned address not later than May 8, 2007.

     If the Company does not receive notice of a shareholder proposal within this timeframe, the Company’s management will use its discretionary authority to vote the shares it represents as the Board of the Company may recommend.

     The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

HOUSEHOLDING OF PROXY MATERIALS

     The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Intelligroup, Inc., 499 Thornall Street, Edison, New Jersey 08837, Attn: Corporate Secretary.

OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of Directors and officers of the Company is based upon information received from the individual Directors and officers.

     INTELLIGROUP, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS SHAREHOLDERS OF RECORD ON APRIL 13, 2007 AND TO EACH BENEFICIAL SHAREHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS. ALSO, REGISTERED AND MOST BENEFICIAL SHAREHOLDERS MAY VOTE BY TELEPHONE OR OVER THE INTERNET. INSTRUCTIONS FOR USING THESE CONVENIENT SERVICES ARE SET FORTH ON THE ENCLOSED PROXY. I URGE YOU TO VOTE YOUR PROXY AS SOON AS POSSIBLE. IN THIS WAY, YOU CAN BE SURE YOUR SHARES WILL BE VOTED AT THE MEETING.

By Order of the Board of Directors

VIKRAM GULATI,
President and Chief Executive Officer

Edison, New Jersey
May 3, 2007

Annexure A

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF INTELLIGROUP, INC.

The undersigned has executed this Certificate of Amendment under Section 14A:9-2(4) of the New Jersey Business Corporation Act for the purpose of amending its Certificate of Incorporation.

1.	NAME

The name of this Corporation is Intelligroup, Inc.

2.	AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

The Certificate of Incorporation is hereby amended in the following respects:

The first paragraph of Article Three of the Certificate of Incorporation is hereby amended to read:

The total number of shares of all classes of stock which the Corporation shall have authority to issue is seventy million (70,000,000) shares. The Corporation is authorized to issue two classes of stock designated as “Common Stock” and “Preferred Stock,” respectively. The total number of shares of Common Stock authorized to be issued by the Corporation is sixty-five million (65,000,000), each such share of Common Stock having a par value of $.01. The total number of shares of Preferred Stock authorized to be issued by the Corporation shall be five million (5,000,000), each such share of Preferred Stock having a par value of $.01, all of which is undesignated.

3.	DATE OF ADOPTION BY THE SHAREHOLDERS

The amendments of the Certificate of Incorporation were adopted by the Shareholders of this Corporation on [June 8, 2007].

At the time of such adoption, 41,932,857 shares were entitled to vote thereon, and the vote was as follows:

[_________] shares in favor of adoption.

[_________] shares against adoption.

4.	EFFECTIVE DATE OF THE AMENDMENT

The amendments of the Certificate of Incorporation become effective on the day that this Certificate of Amendment is filed in the office of the New Jersey Secretary of State.

IN WITNESS WHEREOF, the undersigned hereby certify that the information set forth in this Certificate of Amendment is true and complete.

INTELLIGROUP, INC.

Vikram Gulati
Chief Executive Officer and President

ATTEST:

Meredith O’Marra
Secretary

2

Annexure B

Intelligroup, Inc.

Corporate Governance Guidelines

The Board of Directors (the “Board”) of Intelligroup, Inc. (the “Company”) has adopted the following Corporate Governance Guidelines (the “Guidelines”) to assist the Board in the exercise of its duties and responsibilities and to serve the best interests of the Company and its shareholders.  The Guidelines should be applied in a manner consistent with all applicable laws and the Company’s charter and bylaws, each as amended and in effect from time to time.  The Guidelines provide a framework for the conduct of the Board’s business.  The Board may modify or make exceptions to the Guidelines from time to time in its discretion and consistent with its duties and responsibilities to the Company and its shareholders.

A.	Director Responsibilities

1.

Oversee Management of the Company.  The principal responsibility of the directors is to oversee the management of the Company and, in so doing, serve the best interests of the Company and its shareholders.  This responsibility includes:

		•	Reviewing and approving fundamental operating, financial and other corporate plans, strategies and objectives.

		•	Evaluating the performance of the Company and its senior executives and taking appropriate action, including removal, when warranted.

		•	Evaluating the Company’s compensation programs on a regular basis and determining the compensation of its senior executives.

		•	Requiring, approving and implementing senior executive succession plans.

		•	Evaluating whether corporate resources are used only for appropriate business purposes.

•

Establishing a corporate environment that promotes timely and effective disclosure (including robust and appropriate controls, procedures and incentives), fiscal accountability, high ethical standards and compliance with all applicable laws and regulations.

		•	Reviewing and approving material transactions and commitments not entered into in the ordinary course of business.

		•	Reviewing related party transactions.

	•	Developing a corporate governance structure that allows and encourages the Board to fulfill its responsibilities.

	•	Providing advice and assistance to the Company’s senior executives.

	•	Evaluating the overall effectiveness of the Board and its committees.

2.

Exercise Business Judgment.  In discharging their fiduciary duties of care, loyalty and candor, directors are expected to exercise their business judgment to act in what they reasonably believe to be the best interests of the Company and its shareholders.

3.	Understand the Company and its Business. Directors have an obligation to become and remain informed about the Company and its business, including the following:

	•	The principal operational and financial objectives, strategies and plans of the Company.

	•	The results of operations and financial condition of the Company and of significant subsidiaries and business segments.

	•	The relative standing of the business segments within the Company and vis-à-vis competitors.

	•	The factors that determine the Company’s success.

	•	The risks and problems that affect the Company’s business and prospects.

4.

Establish Effective Systems.  Directors are responsible for determining that effective systems are in place for the periodic and timely reporting to the Board on important matters concerning the Company, including the following:

	•	Current business and financial performance, the degree of achievement of approved objectives and the need to address forward-planning issues.

	•	Future business prospects and forecasts, including actions, facilities, personnel and financial resources required to achieve forecasted results.

	•	Financial statements, with appropriate segment or divisional breakdowns.

	•	Compliance programs to assure the Company’s compliance with law and corporate policies.

	•	Material litigation and governmental and regulatory matters.

	•	Monitoring and, where appropriate, responding to communications from shareholders.

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Directors should also periodically review the integrity of the Company’s internal control and management information systems.

5.

Board, Shareholder and Committee Meetings.  Directors are responsible for attending Board meetings, meetings of committees on which they serve and the annual meeting of shareholders, and devoting the time needed, and meeting as frequently as necessary, to discharge their responsibilities properly.

6.

Reliance on Management and Advisors; Indemnification.  The directors are entitled to rely on the Company’s senior executives and its outside advisors, auditors and legal counsel, except to the extent that any such person’s integrity, honesty or competence is in doubt.  The directors are also entitled to Company-provided indemnification, statutory exculpation and directors’ and officers’ liability insurance.

B.	Director Qualification Standards

1.

Independence.  Except as may otherwise be permitted by NASDAQ rules, a majority of the members of the Board shall be independent directors.  To be considered independent:  (1) a director must be independent as determined under the applicable rules of the national exchange upon which the Company’s securities are listed and (2) in the Board’s judgment, the director must not have a material relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

2.

Size of the Board.  The Board currently has 7 members.  The Board believes this is an appropriate size given the Company’s present circumstances, but that a smaller or larger Board may be appropriate at any given time, depending on circumstances and changes in the Company’s business.

3.

Other Directorships.  A director shall limit the number of other public company boards on which he or she serves so that he or she is able to devote adequate time to his or her duties to the Company, including preparing for and attending meetings.  Directors should advise the Chairman of the Board and the Chairman of the Nominating and Corporate Governance Committee in advance of accepting an invitation to serve on another public company board.  Service on boards and/or committees of other organizations shall comply with the Company’s conflict of interest policies.

4.

Tenure.  The Board does not believe it should establish term limits.  Term limits could result in the loss of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and an institutional memory that benefit the entire membership of the Board as well as management.  As an alternative to term limits, the Nominating and Corporate Governance Committee shall review each director’s continuation on the Board at least once every three years.  This will allow each director the opportunity to conveniently confirm his or her desire to continue as a member of the Board and allow the Company to conveniently replace directors who are no longer interested or effective.

3

5.

Retirement.  Any director who reaches the age of 70 while serving as a director will retire from the Board effective at the end of his or her then current term, unless the Board or its Nominating Committee specifically recommend that the director in question shall continue in service.

6.

Lead Director.  In the event that the Chairman of the Board is not an independent director, the Nominating and Corporate Governance Committee may nominate an independent director to serve as “Lead Director,” who shall be approved by a majority of the independent directors.

The Lead Director, if one is appointed, shall:

	•	Chair any meeting of the independent directors in executive session;

	•	Meet with any director who is not adequately performing his or her duties as a member of the Board or any committee;

•

Facilitate communications between other members of the Board and the Chairman of the Board and/or the Chief Executive Officer; however, each director is free to communicate directly with the Chairman of the Board and with the Chief Executive Officer;

	•	Work with the Chairman of the Board in the preparation of the agenda for each Board meeting and in determining the need for special meetings of the Board; and

	•	Otherwise consult with the Chairman of the Board and/or the Chief Executive Officer on matters relating to corporate governance and Board performance.

Unless the Board determines otherwise, an individual will serve as Lead Director for no more than 2 consecutive years.

7.

Separation of the Offices of Chairman and Chief Executive Officer.  The Board does not have a policy on whether the offices of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from among the independent directors or should be an employee of the Company.

8.

Selection of New Director Candidates.  Except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the ability to nominate directors, the Nominating and Corporate Governance Committee shall be responsible for (i) identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and (ii) recommending to the Board the persons to be nominated for election as directors at any meeting of

4

shareholders and the persons to be elected by the Board to fill any vacancies on the Board.  Director nominees shall be considered for recommendation by the Nominating and Corporate Governance Committee in accordance with these Guidelines, the policies and principles in its charter and the criteria set forth in  Attachment A  to these Guidelines.  It is expected that the Nominating and Corporate Governance Committee will have direct input from the Chairman of the Board, the Chief Executive Officer and, if one is appointed, the Lead Director.

9.

Extending the Invitation to a New Director Candidate to Join the Board.  The invitation to join the Board should be extended by the Chairman of the Board, on behalf of the Board, and the Chairman of the Nominating and Corporate Governance Committee, on behalf of such Committee.  Unauthorized approaches to prospective directors can be premature, embarrassing and harmful.

10.

Former Chief Executive Officer’s Board Membership.  The Board believes that the continuation of a former Chief Executive Officer of the Company on the Board is a matter to be decided in each individual instance by the Board, upon recommendation of the Nominating and Corporate Governance Committee.  Accordingly, when the Chief Executive Officer ceases to serve in that position, he or she will be expected to resign from the Board if so requested by the Board, upon recommendation of the Nominating and Corporate Governance Committee.

C.	Board Meetings

1.

Selection of Agenda Items.  The Chairman of the Board shall approve the agenda for each Board meeting.  Each Board member is free to suggest the inclusion of agenda items and is free to raise at any Board meeting subjects that are not on the agenda for that meeting.

2.

Frequency and Length of Meetings.  The Chairman of the Board, in consultation with the members of the Board, shall determine the frequency and length of the Board meetings.  Special meetings may be called from time to time as determined by the needs of the business.

3.

Advance Distribution of Materials.  Information and data that are important to the Board’s understanding of the business to be conducted at a Board or committee meeting should generally be distributed in writing to the directors before the meeting, and directors should review these materials in advance of the meeting.  The Board acknowledges that certain items to be discussed at a Board or committee meeting may be of an extremely confidential or time-sensitive nature and that the distribution of materials on these matters prior to meetings may not be appropriate or practicable.  Presentations made at Board meetings should do more than summarize previously distributed Board meeting materials.

4.

Executive Sessions.  The independent directors shall meet in executive session at least semi-annually to discuss, among other matters, the performance of the Chief Executive Officer.  The non-management directors will meet in executive session at

5

other times at the request of any non-management director.  Absent unusual circumstances, these sessions shall be held in conjunction with regular Board meetings.  The director who presides at these meetings shall be the Lead Director if there is one, and if not, shall be chosen by the non-management directors, and his or her name shall be disclosed in the annual meeting proxy statement.  In the event the Company is a “Controlled Company” as defined under the applicable rules of the national exchange on which the Company’s securities are listed, the non-employee directors shall meet in executive session at least semi-annually to discuss among other matters, the performance of the Chief Executive Officer.

5.

Attendance of Non-Directors at Board Meetings.  The Board encourages the senior executives of the Company to, from time to time, bring Company personnel into Board meetings who (i) can provide additional insight into the items being discussed because of personal involvement in these areas or (ii) appear to be persons with future potential who should be given exposure to the Board.

D.	Board Committees

1.

Key Committees.  The Board shall have at all times an Audit Committee, a Compensation Committee and a Nominating, Corporate Governance and Qualified Legal Compliance Committee.  Each such committee shall have a charter that has been approved by the Board.  The Board may, from time to time, establish or maintain additional committees as necessary or appropriate.

2.

Assignment and Rotation of Committee Members.  The Nominating and Corporate Governance Committee shall be responsible for recommending to the Board the directors to be appointed to each committee of the Board.  Except as otherwise permitted by the applicable rules of the national exchange on which the Company’s securities are listed, each member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee shall be an “independent director” as defined by such rules.

3.

Committee Charters.  In accordance with the applicable rules of the national exchange on which the Company’s securities are listed, the charters of the Audit Committee, the Compensation Committee and the Nominating, Corporate Governance and Qualified Legal Compliance Committee shall set forth the purposes, goals and responsibilities of the committees as well as qualifications for committee membership, procedures for committee member appointment and removal, committee structure and operations and committee reporting to the Board.  The Board shall, from time to time as it deems appropriate, review and reassess the adequacy of each charter and make appropriate changes.

4.

Selection of Agenda Items.  The chairman of each committee, in consultation with the committee members, shall develop the committee’s agenda or shall delegate such function to other directors or to management.  At the beginning of the year each committee shall establish a schedule of subjects to be discussed during the year (to the extent practicable).  The schedule for each committee meeting shall be furnished to all directors.

6

5.

Frequency and Length of Committee Meetings.  The chairman of each committee, in consultation with the committee members, shall determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee’s charter.  Special meetings may be called from time to time as determined by the needs of the business and the responsibilities of the committees.

E.	Director Access to Management and Independent Advisors

1.

Access to Officers and Employees.  Directors have full and free access to officers and employees of the Company.  Any meetings or contacts that a director wishes to initiate may be arranged through the Chief Executive Officer or the Secretary or directly by the director.  The directors shall use their judgment to ensure that any such contact is not disruptive to the business operations of the Company and shall, to the extent appropriate, copy the Chief Executive Officer on any written communications between a director and an officer or employee of the Company.

2.

Access to Independent Advisors.  The Board and each committee have the power to hire and consult with independent legal, financial or other advisors for the benefit of the Board or such committee, as they may deem necessary, without consulting or obtaining the approval of any officer of the Company in advance.  Such independent advisors may be the regular advisors to the Company.  The Board or any such committee is empowered, without further action by the Company, to cause the Company to pay the compensation of such advisors as established by the Board or any such committee.

F.	Director Compensation

1.

Role of Board and Compensation Committee.  The form and amount of director compensation shall be determined by the Compensation Committee in accordance with the policies and principles set forth below.  The Compensation Committee shall conduct an annual review of the compensation of the Company’s directors.  The Compensation Committee shall consider that questions as to directors’ independence may be raised if director compensation and perquisites exceed customary levels, if the Company makes substantial charitable contributions to organizations with which a director is affiliated or if the Company enters into consulting contracts or business arrangements with (or provides other indirect forms of compensation to) a director or an organization with which the director is affiliated.

2.

Form of Compensation.  The Board believes that directors should be incentivized to focus on long-term shareholder value.  Including equity as part of director compensation helps align the interest of directors with those of the Company’s shareholders.

7

3.

Amount of Consideration.  The Company seeks to attract exceptional talent to its Board.  Therefore, the Company’s policy is to compensate directors at least competitively relative to comparable companies.  The Company’s management shall, from time to time, present a comparison report to the Board, comparing the Company’s director compensation with that of comparable companies.  The Board believes that it is appropriate for the Chairman of the Board and the chairmen and members of the committees to receive additional compensation for their services in those positions.

	4.	Employee Directors. Directors who are also employees of the Company shall receive no additional compensation for Board or committee service.

G.	Director Orientation and Continuing Education

1.

Director Orientation.  The Board and the Company’s management shall conduct a mandatory orientation program for new directors.  The orientation program shall include presentations by management to familiarize new directors with the Company’s strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its code of business conduct and ethics, its principal officers, its internal and independent auditors and its General Counsel and outside legal advisors.  In addition, the orientation program shall include a review of the Company’s expectations of its directors in terms of time and effort, a review of the directors’ fiduciary duties and visits to Company headquarters and, to the extent practical, certain of the Company’s significant facilities.  All other directors are also invited to attend the orientation program.

2.

Continuing Education.  Each director is expected to be involved in continuing director education on an ongoing basis to enable him or her to better perform his or her duties and to recognize and deal appropriately with issues that arise.  The Company shall pay all reasonable expenses related to continuing director education.

H.	Management Evaluation and Succession

	1.	Selection of Chief Executive Officer. The Board selects the Company’s Chief Executive Officer in the manner that it determines to be in the best interests of the Company’s shareholders.

2.

Evaluation of Senior Executives.  The Compensation Committee shall be responsible for overseeing the evaluation of the Company’s senior executives.  In conjunction with the Audit Committee, in the case of the evaluation of the senior financial executives, the Compensation Committee shall determine the nature and frequency of the evaluation and the persons subject to the evaluation, supervise the conduct of the evaluation and prepare assessments of the performance of the Company’s senior executives, to be discussed with the Board periodically.  The Board shall review the assessments to ensure that the senior executives are providing the best leadership for the Company over both the long- and short-term.

8

	3.	Succession of Senior Executives. The Nominating and Corporate Governance Committee shall be responsible for overseeing an annual evaluation of succession planning.

I.	Annual Performance Evaluation of the Board

The Nominating and Corporate Governance Committee shall oversee an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively.  The Nominating and Corporate Governance Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the Board’s performance, to be discussed with the Board.  The purpose of this process is to improve the effectiveness of the Board and its committees and not to target individual Board members.

J.	Board Interaction with Shareholders, Institutional Investors, the Press, Customers, Etc.

The Board believes that the Chief Executive Officer and his or her designees speak for the Company.  Individual Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Company.  It is, however, expected that Board members would do so with the knowledge of and, absent unusual circumstances or as contemplated by the committee charters, only at the request of the Company’s senior executives.

The Board will give appropriate attention to written communications that are submitted by shareholders and other interested parties, and will respond if and as appropriate.  Absent unusual circumstances or as contemplated by the committee charters, the Chairman of the Board (if an independent director), or the Lead Director (if one is appointed), or otherwise the Chairman of the Nominating and Corporate Governance Committee shall, subject to advice and assistance from the General Counsel, (1) be primarily responsible for monitoring communications from shareholders and other interested parties, and (2) provide copies or summaries of such communications to the other directors as he or she considers appropriate.

K.	Periodic Review of the Corporate Governance Guidelines

The Nominating and Corporate Governance Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of these Guidelines and recommend any proposed changes to the Board for approval.

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Intelligroup, Inc.

Attachment A to Corporate Governance Guidelines

CRITERIA FOR NOMINATION AS A DIRECTOR

General Criteria

1.	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.

Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company.

3.	Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees.

4.

Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include shareholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all shareholders.

5.

Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s shareholders and to fulfill the responsibilities of a director.

6.

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.  The value of diversity on the Board should be considered.

Application of Criteria to Existing Directors

The renomination of existing directors should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above.  In addition, the Nominating and Corporate Governance Committee shall consider the existing directors’ performance on the Board and any committee, which shall include consideration of the extent to which the directors undertook continuing director education.

Criteria for Composition of the Board

The backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities.

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Annexure C

Intelligroup, Inc.

Audit Committee Charter

A.	Purpose

The purpose of the Audit Committee is to assist the Board of Directors’ oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

B.	Structure and Membership

	1.	Number. The Audit Committee shall consist of at least three members of the Board of Directors.

2.

Independence.  Except as otherwise permitted by the applicable rules of the national exchange upon which the Company’s securities are listed (“Exchange Rules”), in the event the Company’s securities are listed on a national securities exchange, each member of the Audit Committee shall be independent as defined by the applicable Exchange Rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

3.

Financial Literacy.  Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee.  In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.  Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

	4.	Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

Annexure C

5.

Compensation.  The compensation of Audit Committee members shall be as determined by the Board of Directors.  No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

6.

Selection and Removal.  Members of the Audit Committee shall be appointed by the Board of Directors.  The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment.  Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company.  The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.  The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors

1.

Selection.  The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor.  The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2.

Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor.  In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1.  The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

2

Annexure C

3.

Compensation.  The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor.  The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4.

Preapproval of Services.  The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

5.

Oversight.  The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting.  In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

	–	critical accounting policies and practices;

–

alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

	–	other material written communications between the independent auditor and Company management.

Audited Financial Statements

6.

Review and Discussion.  The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

7.

Recommendation to Board Regarding Financial Statements.  The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

3

Annexure C

8.

Audit Committee Report.  The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

9.

Independent Auditor Review of Interim Financial Statements.  The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards.  The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

Controls and Procedures

10.

Oversight.  The Audit Committee shall coordinate the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct.  The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

11.

Procedures for Complaints.  The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

	12.	Related-Party Transactions. The Audit Committee shall review all related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee.

	13.	Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration

1.

Meetings.  The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities.  The Audit Committee may also act by unanimous written consent in lieu of a meeting.  The Audit Committee may, in its discretion, periodically meet separately with: (i) the independent auditor; (ii) Company management and (iii) the Company’s internal auditors.  The Audit Committee shall keep such records of its meetings, as it shall deem appropriate.

4

Annexure C

2.

Subcommittees.  The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances.  Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3.	Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

4.	Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5.

Independent Advisors.  The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities.  Such independent advisors may be the regular advisors to the Company.  The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6.

Investigations.  The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

7.

Funding.  The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

5

Annexure D

Intelligroup, Inc.

A.	Purpose

The purpose of the Compensation Committee is to assist the Board of Directors in the discharge of its responsibilities relating to compensation of the Company’s executive officers.

B.	Structure and Membership

	1.	Number. The Compensation Committee shall consist of at least two members of the Board of Directors.

2.

Independence.  Except as otherwise permitted by the applicable rules of the national exchange upon which the Company’s securities are listed (“Exchange Rules”), each member of the Compensation Committee shall be an “independent director” as defined by the applicable Exchange Rules.

	3.	Chair. Unless the Board of Directors elects a Chair of the Compensation Committee, the Compensation Committee shall elect a Chair by majority vote.

	4.	Compensation. The compensation of Compensation Committee members shall be as determined by the Board of Directors.

5.

Selection and Removal.  Members of the Compensation Committee shall be appointed by the Board of Directors.  The Board of Directors may remove members of the Compensation Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General

The Compensation Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

Compensation Matters

1.

Executive Officer Compensation.  The Compensation Committee, or a majority of the independent directors of the Board of Directors, shall review and approve, or recommend for approval by the Board of Directors, the compensation of the Company’s Chief Executive Officer (the “CEO”) and the Company’s other executive officers, including salary, bonus and incentive compensation levels; deferred compensation; executive perquisites; equity compensation (including awards

Compensation Committee Charter

to induce employment); severance arrangements; change-in-control benefits and other forms of executive officer compensation.  The Compensation Committee or the independent directors of the Board of Directors, as the case may be, shall meet without the presence of executive officers when approving or deliberating on CEO compensation but may, in its or their discretion, invite the CEO and/or the Secretary to be present during the approval of, or deliberations with respect to, other executive officer compensation.

2.

Plan Recommendations and Approvals.  The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to incentive-compensation plans and equity-based plans.  In addition to any recommendation provided by the Compensation Committee to the full Board of Directors, the Compensation Committee, or a majority of the independent directors of the Board of Directors, shall approve any tax-qualified, non-discriminatory employee benefit plans (and any parallel nonqualified plans) for which stockholder approval is not sought and pursuant to which options or stock may be acquired by officers, directors, employees or consultants of the Company.

3.

Incentive Plan Administration.  The Compensation Committee shall exercise all rights, authority and functions of the Board of Directors under all of the Company’s stock option, stock incentive, employee stock purchase and other equity-based plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; provided, however, that, except as otherwise expressly authorized to do so by a plan or resolution of the Board of Directors, the Compensation Committee shall not be authorized to amend any such plan.  To the extent permitted by applicable law and the provisions of a given equity-based plan, and consistent with the requirements of applicable law and such equity-based plan, the Compensation Committee may delegate to one or more executive officers of the Company the power to grant options or other stock awards pursuant to such equity-based plan to employees of the Company or any subsidiary of the Company who are not directors or executive officers of the Company.

4.	Director Compensation. The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to director compensation.

5.

Management Succession.  The Compensation Committee shall, at the request of the Board of Directors, periodically review and make recommendations to the Board of Directors relating to management succession planning, including policies and principles for CEO selection and performance review, as well as policies regarding succession in the event of an emergency or the retirement of the CEO.

6.

Compensation Committee Report on Executive Compensation.  The Compensation Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 402(k) of Regulation S-K.

2

7.

Compensation Committee Report on Repricing of Options/SARs.  If during the last fiscal year of the Company (while the Company was a reporting company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”)) any adjustment or amendment was made to the exercise price of any stock option or stock appreciation right previously awarded to a “named executive officer” (as such term is defined from time to time in Item 402(a)(3) of Regulation S-K), the Compensation Committee shall furnish the report required by Item 402(i) of Regulation S-K.

	8.	Additional Powers. The Compensation Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration

1.

Meetings.  The Compensation Committee shall meet as often as it deems necessary in order to perform its responsibilities.  The Compensation Committee may also act by unanimous written consent in lieu of a meeting.  The Compensation Committee shall keep such records of its meetings as it shall deem appropriate.

2.

Subcommittees.  The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances (including (a) a subcommittee consisting of a single member and (b) a subcommittee consisting of at least two members, each of whom qualifies as a “non-employee director,” as such term is defined from time to time in Rule 16b-3 promulgated under the Exchange Act, and an “outside director,” as such term is defined from time to time in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder).

	3.	Reports to Board. The Compensation Committee shall report regularly to the Board of Directors.

	4.	Charter. The Compensation Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5.

Consulting Arrangements.  The Compensation Committee shall have the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of executive officer compensation and shall have authority to approve the consultant’s fees and other retention terms.  The Compensation Committee shall also have authority to commission compensation surveys or studies as the need arises.  The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such consultants as established by the Compensation Committee.

3

6.

Independent Advisors.  The Compensation Committee shall have the authority, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities.  Such independent advisors may be the regular advisors to the Company.  The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Compensation Committee.

7.

Investigations.  The Compensation Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Compensation Committee or any advisors engaged by the Compensation Committee.

4

Annexure E

Intelligroup, Inc.

Nominating, Corporate Governance and
Qualified Legal Compliance Committee Charter

A.	Purpose

The purpose of the Nominating, Corporate Governance and Qualified Legal Compliance Committee (“Committee”) is to:

	•	recommend to the Board the persons to be nominated for election as directors at any meeting of shareholders;

	•	develop and recommend to the Board a set of corporate governance principles applicable to the Company;

	•	oversee the evaluation of the Board; and

•

to receive, review, investigate and respond to reports from attorneys (both in-house and law firm counsel) reporting evidence of a material violation in accordance with the rules and regulations promulgated under Section 307 of the Sarbanes-Oxley Act of 2002 and adopted as Part 205 of the Securities and Exchange Commission’s rules and regulations (the “Rules”).

B.	Structure and Membership

1.

Number.  The Committee shall consist of at least three members of the Company’s board of directors who are not employed, directly or indirectly, by the Company.  One member of the Committee shall also serve on the Company’s Audit Committee.

2.

Independence.  Except as otherwise permitted by the applicable rules of the national exchange upon which the Company’s securities are listed (“Exchange Rules”), each member of the Committee shall be an “independent director” as defined by such rules.

	3.	Chair. Unless the Board elects a Chair of the Committee, the Committee shall elect a Chair by majority vote.

4.

Compensation.  The compensation of Committee members shall be as determined by the Board of Directors.  No member of the Committee may receive any consulting, advisory or other compensatory fee from the Company other than fees paid in his or her capacity as a member of the board of directors or a committee of the board of directors.

	5.	Selection and Removal. Members of the Committee shall be appointed by the Board. The Board may remove members of the Committee from such Committee, with or without cause.

C.	Authority and Responsibilities

The Committee shall have the following authority and responsibilities.

General

The Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

Board and Committee Membership

1.

Selection of Director Nominees.  Except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to nominate directors, the Committee shall be responsible for recommending to the Board the nominees for election as directors at any meeting of shareholders and the persons to be elected by the Board to fill any vacancies on the Board.  In making such recommendations, the Committee shall consider candidates proposed by shareholders.  The Committee shall review and evaluate information available to it regarding candidates proposed by shareholders and shall apply the same criteria, and shall follow substantially the same process in considering them, as it does in considering other candidates.

2.

Criteria for Selecting Directors.  The Board’s criteria for selecting directors are as set forth in the Company’s Corporate Governance Guidelines.  The Committee shall use such criteria and the principles set forth in such Guidelines to guide its director selection process.  The Committee shall be responsible for reviewing with the Board, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.  The Committee may adopt, and periodically review and revise as it deems appropriate, procedures regarding director candidates proposed by shareholders.

3.

Search Firms.  The Committee shall have the authority to retain and terminate any search firm to be used to identify director nominees, including authority to approve the search firm’s fees and other retention terms.  The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of any search firm engaged by the Committee.

4.	Selection of Committee Members. The Committee shall be responsible for recommending to the Board the directors to be appointed to each committee of the Board.

Corporate Governance

5.

Corporate Governance Guidelines.  The Committee shall develop and recommend to the Board a set of Corporate Governance Guidelines applicable to the Company.  The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of such Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

Evaluation of the Board; Succession Planning

6.

Evaluation of the Board.  The Committee shall be responsible for overseeing an annual self-evaluation of the Board and its committees to determine whether it and its committees are functioning effectively.  The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the Board’s performance, to be discussed with the Board.

7.	Succession of Senior Executives. The Committee shall oversee an annual review by the Board on succession planning, which shall include transitional leadership in the event of an unplanned vacancy.

Legal Compliance

8.	Inform the Company’s chief legal officer and chief executive officer (or the equivalents thereof) of any report of “evidence of a material violation” as defined by federal securities laws.

9.

Determine whether an investigation is necessary regarding any report of evidence of a material violation by the Company, its officers, directors, employees or agents and, if it determines an investigation is necessary or appropriate, to:

	(A)	Notify the audit committee or the full board of directors of the Company;

	(B)	Initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) or by outside attorneys; and

	(C)	Retain such additional expert personnel as the Committee deems necessary.

	10.	At the conclusion of any such investigation, to:

		(A)	Recommend, by majority vote, that the Company implement an appropriate response to evidence of a material violation; and

(B)

Inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the board of directors of the results of any such investigation under this section and the appropriate remedial measures to be adopted.

11.

Take all other appropriate action, including notifying the Securities and Exchange Commission in the event that the Company fails in any material respect to implement an appropriate response that the Committee has recommended the Company to take.

D.	Procedures and Administration

1.

Meetings.  The Committee shall meet as often as it deems necessary in order to perform its responsibilities.  The Committee may act by majority vote of its members at any duly called meeting.  The Committee may also act by unanimous written consent.  The Committee shall keep such records of its meetings as it shall deem appropriate.

2.

Subcommittees.  The Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances.

	3.	Reports to the Board. The Committee shall report regularly to the Board.

	4.	Additional Powers. The Committee shall have such other duties as may be delegated from time to time by the board of directors.

	5.	Charter. At least annually, the Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the board of directors for approval.

6.

Independent Advisors.  The Committee shall have the authority, without any further action by the board of directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities.  Such independent advisors may be the regular advisors to the Company.  The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Committee.

7.

Investigations.  The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee.

8.	Procedures. The Committee shall establish written procedures for the confidential receipt, retention and consideration of reports regarding potential material violations.

INTELLIGROUP, INC.	VOTE BY INTERNET - www.proxyvote.com
C/O AST

499 THORNALL STREET
EDISON, NJ 08837

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VOTE BY PHONE - 1-800-690-6903

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VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Intelligroup, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN
BLUE OR	INTEL 1 KEEP THIS PORTION
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INTELLIGROUP, INC.

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NOMINEE’S NUMBER ON THE LINE BELOW.

1. ELECTION OF DIRECTORS		For All	Withhold All	For All Except
		☐	☐	☐
Nominees:	01) Ravi Adusumalli,
02) Vikram Gulati,
03) Ajit Isaac,
04) Babar Khan,
05) Srinivasa Raju, and
06) Sandeep Reddy.

VOTE ON PROPOSALS

2. Approval of proposal to ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2007.	For	Against	Abstain
	☐	☐	☐

3. Approval of proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock from fifty million (50,000,000) to sixty-five million (65,000,000).	For	Against	Abstain
	☐	☐	☐

4. In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the Meeting

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NOTE:

THIS PROXY MUST BE SIGNED EXACTLY AS THE NAME APPEARS HEREON.  WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF THE SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

INTELLIGROUP, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS

          The undersigned hereby constitutes and appoints Vikram Gulati and Alok Bajpai, and each of them, true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Common Stock of Intelligroup, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Sheraton at Woodbridge Place, 515 Route One South, Iselin, New Jersey at 10:00 a.m., local time, on Friday, June 8, 2007 and at any adjournment or adjournments thereof, upon the proposals set forth on the reverse side and more fully described in the Notice of Annual Meeting of Shareholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, and 3.

Comments:
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(If you noted any Comments above, please mark corresponding box on the reverse side.)

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